                                                      AS REVISED OCTOBER 6, 2003
PROSPECTUS RS INVESTMENT TRUST                                       MAY 1, 2003


CALL 1-800-766-FUND  |  www.RSinvestments.com


GROWTH

RS DIVERSIFIED GROWTH FUND

RS EMERGING GROWTH FUND

THE INFORMATION AGE FUND(R)

RS INTERNET AGE FUND(TM)

RS MIDCAP OPPORTUNITIES FUND

RS SMALLER COMPANY GROWTH FUND

RS VALUE + GROWTH FUND


VALUE

RS CONTRARIAN VALUE FUND

RS GLOBAL NATURAL RESOURCES FUND

RS PARTNERS FUND


CALL RS INVESTMENTS AT 1-800-766-FUND TO FIND OUT MORE ABOUT THE FUNDS. THIS PROSPECTUS EXPLAINS WHAT YOU SHOULD KNOW ABOUT THE FUNDS BEFORE YOU INVEST. PLEASE READ IT CAREFULLY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RS INVESTMENTS LOGO]

TABLE OF CONTENTS

GROWTH FUND SUMMARY
   RS Diversified Growth Fund                                           2
   RS Emerging Growth Fund                                              4
   The Information Age Fund(R)                                          6
   RS Internet Age Fund(TM)                                             9
   RS MidCap Opportunities Fund                                        12
   RS Smaller Company Growth Fund                                      14
   RS Value + Growth Fund                                              16

VALUE FUND SUMMARY
   RS Contrarian Value Fund                                            18
   RS Global Natural Resources Fund                                    21
   RS Partners Fund                                                    23

YOUR INVESTMENT
   Fees and Expenses                                                   25
   Additional Information About Investment Strategies and Risks        27
   Principal Risks                                                     27
   Other Investment Strategies and Risks                               30
   Management of the Funds                                             30
   Portfolio Managers                                                  32
   How Shares Are Priced                                               34
   How to Purchase Shares                                              34
   How to Sell Shares                                                  36
   Exchanges                                                           38
   USA Patriot Act                                                     38
   Dividends and Distributions                                         38
   Taxes                                                               38
   Distribution Arrangements and Rule 12b-1 Fees                       39

FINANCIAL HIGHLIGHTS
   RS Diversified Growth Fund                                          40
   RS Emerging Growth Fund                                             41
   The Information Age Fund(R)                                         42
   RS Internet Age Fund(TM)                                            43
   RS MidCap Opportunities Fund                                        44
   RS Smaller Company Growth Fund                                      45
   RS Value + Growth Fund                                              46
   RS Contrarian Value Fund                                            47
   RS Global Natural Resources Fund                                    48
   RS Partners Fund                                                    49

ADDITIONAL INFORMATION
   RS Investments Privacy Policy                                       50
   Investing with RS                                                   52

RS DIVERSIFIED GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in small-capitalization growth companies across a broadly diversified mix of industries.

In selecting investments for the Fund, RS Investments may look to see:

-  whether the company has a superior management team;

- whether the company has experienced or has the potential for superior earnings-per-share momentum;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch.

RS Investments may consider selling a security for the Fund if:

-  the stock price declines substantially below the purchase price;

- the price of the security attains RS Investments' price target or otherwise appears relatively high;

-  the company's business fundamentals turn negative;

-  RS Investments believes that another investment offers a better opportunity.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund invests primarily in stocks of companies with market capitalizations of up to $1.5 billion, but may invest in larger companies. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector-- increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 500%, and may experience high portfolio turnover rates in the future.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(CALENDAR YEAR END)

97          29.45%
98          16.28%
99         150.21%
00         -26.91%
01           1.88%
02         -39.12%

BEST QUARTER    Forth Quarter 1999   62.94%
WORST QUARTER   Third Quarter 2001  -29.38%

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last six calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED 12/31/02)

                                                                            SINCE
                                                                        INCEPTION
                                                1 YEAR       5 YEARS      (8/1/96)
     Return Before Taxes                        -39.12%         5.69%       12.42%
     Return After Taxes on Distributions+       -39.12%         3.66%        9.85%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                 -24.02%         4.10%        9.44%
     Russell 2000(R)Growth Index*               -30.26%        -6.59%       -1.68%
       (reflects no deduction for fees,
       expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS EMERGING GROWTH FUND

INVESTMENT OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in smaller, rapidly growing emerging companies. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with proprietary advantages.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example:

-  whether the company has a distinct proprietary element;

-  whether it is gaining market share;

- whether it is earning superior margins or experiencing superior profitability;

-  whether its incremental margins have potential to show improving returns;

-  whether it participates in an emerging space with a large market opportunity;

-  whether it has a strong management team.

RS Investments may consider selling a security for the Fund if:

- the company's growth rate deteriorates or its performance otherwise disappoints;

- the price of the security attains RS Investments' price target or otherwise appears relatively high;

- there is an unfavorable change in the company's management or corporate plans;

-  institutional ownership of the security increases substantially.

PRINCIPAL INVESTMENTS The Fund invests in a diversified portfolio of equity securities of companies that RS Investments believes have the potential for more rapid growth than the overall economy. The Fund normally invests at least 80% of its net assets in such emerging growth companies. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $1.5 billion or less. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 300%, and may experience high portfolio turnover rates in the future.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(CALENDAR YEAR END)

93                    7.22%
94                    7.96%
95                   20.31%
96                   21.53%
97                   18.54%
98                   28.02%
99                  182.56%
00                  -25.04%
01                  -27.31%
02                  -40.16%

BEST QUARTER    Forth Quarter 1999   75.17%
WORST QUARTER   Third Quarter 2001  -31.26%

AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED 12/31/02)

                                                                                               SINCE
                                                                                           INCEPTION
                                                1 YEAR       5 YEARS      10 YEARS        (11/30/87)
     Return Before Taxes                        -40.16%         3.36%         9.00%            15.08%
     Return After Taxes on Distributions+       -40.16%         2.28%         6.35%            12.65%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                 -24.66%         2.56%         6.36%            12.19%
     Russell 2000(R)Growth Index*               -30.26%        -6.59%         2.62%             7.02%
       (reflects no deduction for fees,
       expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

     The RS Emerging Growth Fund is currently closed to new investors. See "Other Information About Purchasing Shares."

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the last 10 calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

THE INFORMATION AGE FUND(R)

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example:

-  whether the company has a distinct proprietary element;

-  whether it is gaining market share;

- whether it is earning superior margins or experiencing superior profitability;

-  whether its incremental margins have potential to show improving returns;

-  whether it participates in an emerging space with a large market opportunity;

-  whether it has a strong management team.

THE INFORMATION TECHNOLOGY SECTOR. The following examples illustrate the wide range of products and services provided by companies in this sector:

- Computer hardware and software, including, for example, semiconductors, minicomputers, and peripheral equipment.

-  Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

-  Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

A particular company will be considered to be in the information technology sector if, at the time of investment, at least 50% of the company's assets, gross income, or net profits are, in RS Investments' judgement, committed to, or derived from, industries in the information technology sector. A company will also be considered to be in the information technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Fund if:

- the company's growth rate deteriorates or its performance otherwise disappoints;

- the price of the security attains RS Investments' price target or otherwise appears relatively high;

- there is an unfavorable change in the company's management or corporate plans;

-  institutional ownership of the security increases substantially.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in the information technology sector. The Fund may invest in companies of any size. It is likely, however, that the Fund will, at times, invest a substantial portion of its assets in small- and mid-cap companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times under- perform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MID-SIZE COMPANIES RISK Small and mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- CONCENTRATION RISK Concentrating investments in the information technology sector increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and may experience high portfolio turnover rates in the future.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

96           26.72%
97            6.15%
98           52.20%
99          126.22%
00          -35.09%
01          -22.11%
02          -48.04%

BEST QUARTER   Fourth Quarter 1999   59.77%
WORST QUARTER  Third Quarter 2001   -33.81%

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and an additional index. The bar chart to the left shows changes in the Fund's performance for the last seven calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index and an additional index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/02)

                                                                                    SINCE
                                                                                INCEPTION
                                                       1 YEAR      5 YEARS     (11/15/95)
     Return Before Taxes                               -48.04%       -1.99%          1.75%
     Return After Taxes on Distributions+              -48.04%       -3.53%          0.30%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                        -29.50%       -0.35%          2.18%
     S&P 500(R)Index*                                  -22.15%       -0.62%          7.30%
       (reflects no deduction for fees,
       expenses, or taxes)
     Pacific Stock Exchange
     Technology Index**                                -33.33%        9.54%         11.91%
       (reflects no deduction for fees,
       expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

** The Pacific Stock Exchange (PSE) Technology Index is an unmanaged price-weighted index comprised of stocks from 15 different industries, including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics, and biotechnology. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS INTERNET AGE FUND(TM)

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in companies that RS Investments believes are likely to benefit substantially from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet. The Fund may sell securities short in an amount up to 25% of the value of the Fund's assets.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example:

-  whether the company has a distinct proprietary element;

-  whether it is gaining market share;

- whether it is earning superior margins or experiencing superior profitability;

-  whether its incremental margins have potential to show improving returns;

-  whether it participates in an emerging space with a large market opportunity;

-  whether it has a strong management team.

The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:

- Computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content.

- Telecommunications products and services including landline, satellite, and wireless technologies and any other related technology that may emerge in the future.

- E-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce.

- Medical products and services developed or provided through or using the Internet.

-  Multimedia products and services.

-  Data processing and interpretation products and services.

-  Dissemination of market, economic, and financial information.

The Fund may also invest in companies that RS Investments believes are likely to benefit indirectly from the development of the Internet. For example, the Fund might invest in media companies that RS Investments believes will benefit substantially from advertising by companies providing products or services to Internet users. As a result, the Fund's investments will not necessarily be limited to technology or similar companies but may include issuers in a wide range of industries.

RS Investments may consider selling a security for the Fund if:

- the company's growth rate deteriorates or its performance otherwise disappoints;

- the price of the security attains RS Investments' price target or otherwise appears relatively high;

- there is an unfavorable change in the company's management or corporate plans;

-  institutional ownership of the security increases substantially.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund will normally invest at least 80% of its net assets in companies that RS Investments believes are likely to benefit substantially from the development of the Internet. The Fund may invest in companies of any size. It is likely, however, that the Fund will, at times, invest a substantial portion of its assets in small- and mid-cap companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MID-SIZE COMPANIES RISK Small and mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- CONCENTRATION RISK Concentrating investments in a particular sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

- SHORT SALES RISK The Fund will lose money on a short sale if the value of the security sold short increases. The Fund may not be able to close out a short position at any particular time or at an acceptable price.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and may experience high portfolio turnover rates in the future.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

00        -46.39%
01        -11.79%
02        -43.23%

BEST QUARTER   Fourth Quarter 2001    53.60%
WORST QUARTER  Fourth Quarter 2000   -39.65%

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and an additional index. The bar chart to the left shows the Fund's performance for the last three calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index and an additional index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/02)

                                                                      SINCE
                                                                  INCEPTION
                                                        1 YEAR    (12/1/99)
     Return Before Taxes                                -43.23%      -30.40%
     Return After Taxes on Distributions+               -43.23%      -30.40%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                         -26.54%      -22.18%
     S&P 500(R)Index*                                   -22.15%      -12.79%
       (reflects no deduction for fees,
       expenses, or taxes)
     TheStreet.com/PHLX
     Internet Sector Index-DOT**                        -55.60%      -53.76%
       (reflects no deduction for fees,
       expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees and expenses.

** TheStreet.com/PHLX Internet Sector Index-DOT is an unmanaged, equal dollar-weighted index containing 25 leading Internet companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees and expenses.

RS MIDCAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE Long-term total return.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of mid-cap companies. RS Investments currently considers a company to be a mid-cap company if the company has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the date of the last reconstitution of that index (currently, approximately $12.8 billion, based on the size of the largest company as of the reconstitution on July 1, 2003).

In selecting investments for the Fund, RS Investments may look to see:

-  whether the company has a superior management team;

- whether the company has experienced or has the potential for superior earnings-per-share momentum;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch.

RS Investments may consider selling a security for the Fund if:

-  the stock price declines substantially below the purchase price;

- the price of the security attains RS Investments' price target or otherwise appears relatively high;

-  the company's business fundamentals turn negative;

-  RS Investments believes that another investment offers a better opportunity.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. The Fund may at times invest a substantial portion of its assets in technology companies. The Fund may at times invest a portion of its assets in debt securities.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- MID-SIZE COMPANIES RISK Mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 500%, and may experience high portfolio turnover rates in the future.

- DEBT SECURITIES RISK The value of a company's debt securities is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

96      24.16%
97      22.40%
98      11.65%
99      56.12%
00      -6.28%
01     -14.01%
02     -26.41%

BEST QUARTER    Fourth Quarter 1999     33.16%
WORST QUARTER   Third Quarter 2001     -26.63%

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last seven calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND.THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/02)

                                                                              SINCE
                                                                          INCEPTION
                                                   1 YEAR      5 YEARS    (7/12/95)
     Return Before Taxes                           -26.41%        0.67%        7.90%
     Return After Taxes on Distributions+          -26.41%       -3.40%        3.89%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                    -16.22%       -0.49%        5.31%
     Russell Midcap(R)Growth Index*                -27.41%       -1.82%        4.68%
       (reflects no deduction for fees,
       expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell Midcap(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS SMALLER COMPANY GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in smaller companies.

In selecting investments for the Fund, RS Investments may look for:

-  companies with sustainable revenue and earnings growth;

- companies that have a sustainable competitive advantage, superior financial characteristics, and strong management;

-  companies that are underfollowed by Wall Street analysts.

The Fund may sell a stock when RS Investments believes that:

-  a company no longer provides these advantages;

-  the stock's price fully reflects the company's value.

The Fund has in recent periods frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, continue to do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies--currently, companies with market capitalizations of $1.5 billion or less. Historically, the Fund has invested in companies with market capitalizations on the smaller side of this range. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100%, and may experience high portfolio turnover rates in the future.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

97           30.45%
98           -0.63%
99           56.66%
00            4.44%
01            8.31%
02          -39.07%

BEST QUARTER    Fourth Quarter 1999     34.90%
WORST QUARTER   Third Quarter 2002     -27.06%

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last six calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/02)

                                                                              SINCE
                                                                          INCEPTION
                                                   1 YEAR      5 YEARS    (8/15/96)
     Return Before Taxes                           -39.07%        1.42%        7.00%
     Return After Taxes on Distributions+          -39.91%        0.53%        6.27%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                    -23.96%        1.21%        5.84%
     Russell 2000(R)Growth Index*                  -30.26%       -6.59%       -2.17%
       (reflects no deduction for fees,
       expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS VALUE + GROWTH FUND

INVESTMENT OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of growth companies with favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

In selecting investments for the Fund, RS Investments may look to see:

-  whether the company has a superior management team;

- whether the company has experienced or has the potential for superior earnings-per-share momentum;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch.

RS Investments may consider selling a security for the Fund if:

-  the stock price declines substantially below the purchase price;

- the price of the security attains RS Investments' price target or otherwise appears relatively high;

-  the company's business fundamentals turn negative;

-  RS Investments believes that another investment offers a better opportunity.

PRINCIPAL INVESTMENTS The Fund invests primarily in equity securities of mid- and large-capitalization companies (with market capitalizations greater than $1.5 billion). The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- MID-SIZE COMPANIES RISK Mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and may experience high portfolio turnover rates in the future.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

93           21.57%
94           23.11%
95           42.70%
96           14.12%
97           13.81%
98           27.44%
99           28.43%
00          -11.09%
01          -20.43%
02          -27.53%

BEST QUARTER    Fourth Quarter 1998     24.07%
WORST QUARTER   Third Quarter 2001     -17.89%

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/02)

                                                                                             SINCE
                                                                                         INCEPTION
                                                   1 YEAR      5 YEARS     10 YEARS      (5/12/92)
     Return Before Taxes                           -27.53%       -3.45%        8.82%          9.24%
     Return After Taxes on Distributions+          -27.53%       -5.32%        6.92%          7.43%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                    -16.91%       -2.30%        7.50%          7.90%
     Russell 1000(R)Growth Index*                  -27.88%       -3.84%        6.71%          7.15%
       (reflects no deduction for fees,
       expenses, or taxes)

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the last ten calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS CONTRARIAN VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of mid-cap companies that RS Investments believes are undervalued. RS Investments currently considers a company to be a mid-cap company if it has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the date of the last reconstitution of that index (currently, approximately $12.8 billion, based on the size of the largest company as of the reconstitution on July 1, 2003). The Fund invests most of its assets in securities of U.S. companies, but typically also invests a portion of its assets in foreign securities.

In evaluating investments for the Fund, RS Investments typically employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). RS Investments typically performs fundamental analysis to identify companies that it believes are undervalued--including, for example, companies that have not yet been discovered or have not yet become popular, unpopular companies with potential for increases in value due to structural changes or due to changed circumstances, or previously popular companies that are out of favor due to short-term factors.

RS Investments may perform a number of analyses in evaluating a potential investment, including, for example:

-  Performing fundamental research focusing on business analysis;

-  Observing how management allocates capital;

-  Striving to understand the unit economics of the business of the company;

-  Studying the cash flow rate of return on capital employed;

-  Discerning the sources and uses of cash;

-  Considering how management is compensated;

-  Asking how the stock market is pricing the entire company.

RS Investments may consider selling a stock for the Fund if, for example:

-  The stock reaches what RS Investments considers its warranted value;

-  Returns on capital deteriorate;

-  Company management makes a poor capital allocation decision.

Since its inception, the Fund has typically held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, continue to do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- MID-SIZE COMPANIES RISK Mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover rates higher than those experienced by many other value style mutual funds, and may experience high portfolio turnover rates in the future.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

94              -5.52%
95              30.86%
96              21.68%
97             -29.51%
98             -32.69%
99              38.31%
00              10.30%
01              -8.25%
02               1.38%

BEST QUARTER   Second Quarter 1999   21.71%
WORST QUARTER  Third Quarter 1998   -30.17%

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/02)

                                                                                   SINCE
                                                                               INCEPTION
                                                         1 YEAR     5 YEARS    (6/30/93)
     Return Before Taxes                                  1.38%      -0.91%        1.32%
     Return After Taxes on Distributions+                 1.38%      -1.21%        1.02%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                           0.85%      -0.80%        0.99%
     Russell Midcap(R) Value Index*                      -9.65%       2.95%       10.43%
       (reflects no deduction for fees,
       expenses, or taxes)
     MSCI AC World Free Index**                         -18.98%      -1.94%        5.08%
       (reflects no deduction for fees,
       expenses, or taxes)

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of broad measures of market performance. The bar chart above shows changes in the Fund's performance for the last nine calendar years. The table to the left compares the Fund's performance to two broad-based market indices. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization). Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 49 developed and emerging market countries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of issuers in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources include, for example, energy sources, precious metals, forest products, real estate, food, nonferrous metals, and other basic commodities.

Companies in natural resources industries may include, for example:

- Companies that participate in the discovery and development of natural resources from new or conventional sources.

- Companies that own or produce natural resources such as oil, natural gas, precious metals, and other commodities.

- Companies that engage in the transportation, distribution, or processing of natural resources.

- Companies that contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control.

- Companies that provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are, in RS Investments' judgement, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments typically performs fundamental analysis to identify companies offering the potential for capital appreciation. RS Investments may use a cash flow-return analysis to evaluate investments for the Fund and attempt to identify companies with rates of return that exceed their costs of capital over a commodity cycle.

Since its inception, the Fund has typically held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, continue to do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in securities of companies RS Investments considers to be principally engaged in natural resources industries.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- CONCENTRATION RISK Concentrating investments in the natural resources sector increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover rates higher than those experienced by many other value style mutual funds, and may experience high portfolio turnover rates in the future.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

96              41.21%
97             -17.14%
98             -34.45%
99              22.39%
00              25.85%
01               0.61%
02              17.04%

BEST QUARTER   Second Quarter 1999   28.04%
WORST QUARTER  Third Quarter 1998   -22.47%

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and an additional index. The bar chart to the left shows changes in the Fund's performance for the last seven calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index and an additional index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/02)

                                                                                      SINCE
                                                                                  INCEPTION
                                                            1 YEAR    5 YEARS    (11/15/95)
     Return Before Taxes                                    17.04%      3.52%          4.91%
     Return After Taxes on Distributions+                   17.04%      3.42%          4.76%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                             10.46%      2.82%          3.97%
     S&P 500(R) Index*                                     -22.15%     -0.62%          7.30%
       (reflects no deduction for fees,
       expenses, or taxes)
     Lipper Natural Resources Index**                       -7.22%      1.47%          7.92%
       (reflects no deduction for fees,
       expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

** The Lipper Natural Resources Index is an unmanaged, equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. Unlike the Fund, the index does not incur fees or expenses.

RS PARTNERS FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations of up to $2 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments typically employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

RS Investments may perform a number of analyses in evaluating a potential investment, including, for example:

-  Performing fundamental research focusing on business analysis;

-  Observing how management allocates capital;

-  Striving to understand the unit economics of the business of the company;

-  Studying the cash flow rate of return on capital employed;

-  Discerning the sources and uses of cash;

-  Considering how management is compensated;

-  Asking how the stock market is pricing the entire company.

RS Investments may consider selling a stock for the Fund if, for example:

-  The stock reaches what RS Investments considers its warranted value;

-  Returns on capital deteriorate;

-  Company management makes a poor capital allocation decision.

Since its inception, the Fund has typically held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, continue to do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- NONDIVERSIFICATION RISK A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in of taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover rates higher than those of many other value style mutual funds, and may experience high portfolio turnover rates in the future.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

[CHART]

ANNUAL RETURN
(Calendar Year End)

96                      43.15%
97                      18.08%
98                     -27.38%
99                       3.73%
00                      31.44%
01                      16.72%
02                       1.23%

BEST QUARTER    First Quarter 1996      18.38%
WORST QUARTER   Third Quarter 1998     -23.37%

FUND PERFORMANCE The chart and table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the last seven calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/02)

                                                                              SINCE
                                                                          INCEPTION
                                             1 YEAR           5 YEARS     (7/12/95)
     Return Before Taxes                       1.23%             3.19%        10.11%
     Return After Taxes on Distributions+      1.15%             2.67%         9.41%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                0.82%             2.36%         8.17%
     Russell 2000(R) Value Index*            -11.43%             2.71%         9.58%
       (reflects no deduction for fees,
       expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

YOUR INVESTMENT

FEES AND EXPENSES

       ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)

                                                  RS DIVERSIFIED    RS EMERGING  THE INFORMATION   RS INTERNET       RS MIDCAP
                                                          GROWTH         GROWTH      AGE FUND(R)  AGE FUND(TM)   OPPORTUNITIES
     Management Fees(1)                                    1.00%          1.00%            1.00%         1.00%           1.00%
     Distribution (12b-1) Fees                             0.25%          0.25%            0.25%         0.25%           0.25%
     Other Expenses                                        0.44%          0.43%            0.55%         0.81%           0.42%
                                                          -----          -----            -----         -----           -----
     Total Annual Fund Operating Expenses(1)               1.69%          1.68%            1.80%         2.06%           1.67%
     Fee Waiver(2)                                         0.03%             -             0.06%         0.08%           0.05%
                                                          -----          -----            -----         -----           -----
     Expense Limitation(2)                                    -              -                -             -            0.13%
     Net Expenses(1),(2)                                   1.66%          1.68%            1.74%         1.98%           1.49%

                                                      RS SMALLER                                     RS GLOBAL
                                                         COMPANY     RS VALUE +    RS CONTRARIAN       NATURAL
                                                          GROWTH         GROWTH            VALUE     RESOURCES     RS PARTNERS
     Management Fees(1)                                    1.25%          1.00%            1.00%         1.00%           1.00%
     Distribution (12b-1) Fees                             0.25%          0.25%            0.25%         0.25%           0.25%
     Other Expenses                                        0.45%          0.42%            0.49%         0.61%           0.54%
                                                          -----          -----            -----         -----           -----
     Total Annual Fund Operating Expenses(1)               1.95%          1.67%            1.74%         1.86%           1.79%
     Fee Waiver(2)                                         0.05%          0.05%            0.07%         0.09%           0.09%
                                                          -----          -----            -----         -----           -----
     Expense Limitation(2)                                    -           0.13%            0.18%            -            0.21%
     Net Expenses(1),(2)                                   1.90%          1.49%            1.49%         1.77%           1.49%

(1) Management Fees, Total Annual Fund Operating Expenses, and Net Expenses have been restated to reflect reductions in the management fees paid by RS Internet Age Fund(TM) and RS Partners Fund from 1.25% to 1.00%.

(2) Net Expenses show the effect of fee waivers and expense limitations on Total Annual Fund Operating Expenses. The fee waivers are imposed pursuant to a subadministration and accounting services agreement between the Trust and PFPC, Inc. The fee waivers will apply in the current fiscal year and are expected to continue to apply in subsequent periods. The expense limitations are imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2004.
     RS Investments may terminate the limitation for any of the Funds after that date.

Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

       SHAREHOLDER FEES
       (paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases   None
     Maximum Deferred Sales Charge (Load)               None
     Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                               None
     Redemption Fee(1)                                  None
     Exchange Fee                                       None
     Annual Account Maintenance Fee(2)
       (for accounts under $2,000)                      $ 20

(1)  A $9.00 fee is charged for redemptions made by bank wire.

(2) Each Fund reserves the right to deduct an annual account maintenance fee of $20 from accounts in the Fund with a balance of less than $2,000 at the end of the calendar year. All account maintenance fees are retained by that Fund.

EXAMPLE This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for the first year are the same as those shown on the previous page under "Net Expenses" and for all subsequent years are the same as those shown on the previous page under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

       EXAMPLE OF ANNUAL FUND OPERATING EXPENSES
       (based on $10,000 investment)

                                             1 YEAR       3 YEARS        5 YEARS      10 YEARS
     RS Diversified Growth Fund               $ 169         $ 530        $   914       $ 1,989
     RS Emerging Growth Fund                  $ 171         $ 529        $   911       $ 1,980
     The Information Age Fund(R)              $ 177         $ 560        $   968       $ 2,104
     RS Internet Age Fund(TM)                 $ 201         $ 638        $ 1,099       $ 2,374
     RS MidCap Opportunities Fund             $ 152         $ 509        $   889       $ 1,955
     RS Smaller Company Growth Fund           $ 193         $ 607        $ 1,046       $ 2,262
     RS Value + Growth Fund                   $ 152         $ 509        $   889       $ 1,955
     RS Contrarian Value Fund                 $ 152         $ 523        $   919       $ 2,024
     RS Global Natural Resources Fund         $ 180         $ 576        $   996       $ 2,165
     RS Partners Fund                         $ 152         $ 534        $   940       $ 2,073

     ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

     There is no guarantee that a Fund will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow more detail is provided about the Funds' principal risks and about circumstances that could adversely affect the value of a Fund's shares or its total return.

     The Funds' investment strategies and the portfolio investments of many of the Funds differ from those of most other mutual funds. RS Investments seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. RS Investments may devote more of a Fund's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for a Fund that would be inappropriate for other mutual funds. Each Fund may hold a substantial portion of its assets in cash or cash equivalents.

     The Trustees of the Trust may change the investment objective and policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

     PRINCIPAL RISKS

     The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Funds, their investments, and related risks.

     EQUITY SECURITIES RISK The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     INVESTMENT STYLE RISK Different types of stocks tend to shift into and out of favor with investors depending on changes in market and economic conditions. The Growth Funds invest principally in aggressive growth style stocks. The Value Funds invest principally in value style stocks. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

     SMALL OR MID-SIZE COMPANIES RISK Small and mid-size companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and mid-size companies may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be illiquid or may be restricted as to resale. See "Liquidity Risk" on page 29.

     PORTFOLIO TURNOVER RISK The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each of the Funds are set forth under "Financial Highlights."

     CONCENTRATION RISK (THE INFORMATION AGE FUND(R), RS INTERNET AGE FUND(TM), AND RS GLOBAL NATURAL RESOURCES FUND) The Information Age Fund(R), RS Internet Age Fund(TM), and RS Global Natural ResouRCES Fund will concentrate their investments in companies in a particular sector as described in the Fund Summaries above. When a Fund concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

     TECHNOLOGY COMPANIES Investments in technology companies, including companies in the Internet sector, may be highly volatile. Technology companies operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, and enhancements, and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

     NATURAL RESOURCES INDUSTRIES Investments in companies in natural resources industries can be significantly affected by changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

     OVERWEIGHTING RISK Overweighting investments in certain sectors or industries increases the risk that a Fund will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions. For more information about the risks of investing in companies in the technology sector, see "Concentration Risk" above.

     NONDIVERSIFICATION RISK (RS PARTNERS FUND) RS Partners Fund is not "diversified" within the meaning of the Investment Company Act of 1940 and therefore is able to invest its assets in a more limited number of issuers than a diversified fund. To the extent the Fund has invested in a relatively small number of issuers, a decline in the market value of a particular security held by RS Partners Fund may affect the Fund's value more than if the Fund were a diversified fund investing in a larger number of issuers. See the "Taxes" section in the Statement of Additional Information for more detail.

     FOREIGN SECURITIES RISK (PRINCIPALLY, RS CONTRARIAN VALUE FUND, RS GLOBAL NATURAL RESOURCES FUND, AND RS PARTNERS FUND) Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. Except as otherwise provided in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Each of the Funds may invest in foreign securities, though only RS Contrarian Value Fund, RS Global Natural Resources Fund, and RS Partners Fund reserve the ability to do so to a substantial extent.

     SHORT SALES (RS INTERNET AGE FUND(TM)) RS Internet Age Fund(TM) may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

     DEBT SECURITIES RISK (RS MIDCAP OPPORTUNITIES FUND) Fixed-income securities and other debt securities are obligations of their issuers to make payments of principal and/or interest on future dates. As interest rates rise, the values of the Fund's debt securities are likely to fall. This risk is generally greater for debt securities with longer maturities. Debt securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. This risk is particularly pronounced for lower-quality, high- yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of the Fund's investments in such securities may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

     LIQUIDITY RISK (PRINCIPALLY, RS CONTRARIAN VALUE FUND, RS GLOBAL NATURAL RESOURCES FUND, AND RS PARTNERS FUND) Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities.

     CASH POSITIONS A Fund may hold any portion of its assets in cash or cash equivalents at any time, or for an extended time. RS Investments will determine the amount of a Fund's assets to be held in cash or cash equivalents in its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent the Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

     OTHER INVESTMENT STRATEGIES AND RISKS

     In addition to the principal investment strategies described in the Fund Summaries at the beginning of the Prospectus, the Funds may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

     CONVERTIBLE SECURITIES RISK (RS MIDCAP OPPORTUNITIES FUND) Convertible securities include corporate bonds, debentures, notes, or preferred stocks that can be exchanged for common stock or other equity securities of the same or a different issuer. As a result, convertible securities are subject to the general risks of investing in debt securities and to the risks of investment in equity securities, as well.

     SECURITIES LOANS AND REPURCHASE AGREEMENTS (ALL FUNDS EXCEPT RS VALUE + GROWTH FUND) The Funds may lend portfolio securities, and the Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Funds currently lend their portfolio securities to a single borrower which entails greater risk than if the Funds were to lend their securities to a more diversified group of borrowers. Because loans of a security may facilitate short selling of that security, a Fund's securities lending activities may have the effect of reducing the market values of securities it lends.

     DEFENSIVE STRATEGIES At times, RS Investments may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may, without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, a Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

     RISK OF SUBSTANTIAL REDEMPTIONS If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly in order to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's net asset value per share; in addition, a substantial reduction in the size of the Fund may make it difficult for RS Investments to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the values of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

     All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. References in the discussion of a Fund's investment policies above to 80% of the Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes. A policy requiring a Fund to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders.

     MANAGEMENT OF THE FUNDS

     RS Investment Management, L.P. ("RS Investments"), a California limited partnership, 388 Market Street, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. The Trust pays all expenses not assumed by RS Investments including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Funds' Distribution Plan.

RS Investments places all orders for purchases and sales of the Funds' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than a Fund.

RS Investments manages other accounts with investment objectives and policies similar to those of the Funds. The fees paid by those accounts may be different from the fees paid by the Funds.

ADMINISTRATIVE SERVICES Each of RS Diversified Growth, The Information Age(R), RS Internet Age(TM), RS MidCap Opportunities, RS Smaller Company Growth, and RS Global Natural Resources Funds has entered into an agreement with RS Investments pursuant to which RS Investments provides administrative services to the Fund. No fees are payable by the Funds under the agreement.

       ADVISORY FEES
       (as a percentage of each Fund's average net assets)

                                                 ADVISORY      CONTRACTUAL
                                             FEES PAID(1)             RATE
     RS Diversified Growth Fund                      1.00%            1.00%
     RS Emerging Growth Fund                         1.00%            1.00%
     The Information Age Fund(R)                     1.00%            1.00%
     RS Internet Age Fund(TM)                        1.25%            1.00%(2)
     RS MidCap Opportunities Fund                    1.00%            1.00%
     RS Smaller Company Growth Fund                  1.28%            1.25%
     RS Value + Growth Fund                          1.00%            1.00%
     RS Contrarian Value Fund                        1.00%            1.00%
     RS Global Natural Resources Fund                1.00%            1.00%
     RS Partners Fund                                1.21%            1.00%(3)

(1) Advisory Fees Paid reflect reimbursements to RS Investments by the Funds during the year for expenses borne by RS Investments under applicable expense limitations.

(2)  Reduced from 1.25% to 1.00% effective September 23, 2003.

(3)  Reduced from 1.25% to 1.00% effective October 7, 2002.

YOUR INVESTMENT

PORTFOLIO MANAGERS

[PHOTO OF STEPHEN J. BISHOP]

STEPHEN J. BISHOP has been co-portfolio manager of the RS INTERNET AGE
FUND(TM) since its inception and of THE INFORMATION AGE FUND(R) since July 2001. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he was an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for two years, and prior to that, he worked as a summer associate at RCM Capital Management. He has more than nine years of investment experience. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

[PHOTO OF JAMES L. CALLINAN]

JAMES L. CALLINAN has managed the RS EMERGING GROWTH FUND since 1996. He has also been a co-portfolio manager of the RS INTERNET AGE FUND(TM) since its inception and THE INFORMATION AGE FUND(R) since July 2001. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received a B.A. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

[PHOTO OF WENDELL H. LAIDLEY]

WENDELL H. LAIDLEY has been a co-portfolio manager of the RS INTERNET AGE FUND(TM) and THE INFORMATION AGE FUND(R) since February 2002. Prior to joining RS Investments in 2002, he was a director and senior equity analyst in the Technology Group of Credit Suisse First Boston for four years. He also held research analyst positions at Deutsche Bank Technology Group; at Wessels, Arnold & Henderson; and at Volpe, Welty & Company. Mr. Laidley holds a B.A. in economics from Hobart & William Smith College.

[PHOTO OF ANDREW P. PILARA]

ANDREW P. PILARA, Jr. has managed the RS PARTNERS FUND and the RS GLOBAL NATURAL RESOURCES FUND since their inceptions. Mr. Pilara has been responsible for the management of the RS CONTRARIAN VALUE FUND since January 2001. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for nearly 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from St. Mary's College.

[PHOTO OF JOHN H. SEABERN]

JOHN H. SEABERN is a co-portfolio manager of the RS DIVERSIFIED GROWTH FUND and has served on the Fund's management team since its inception. Mr. Seabern is also a research analyst for the RS MIDCAP OPPORTUNITIES FUND. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. Mr. Seabern holds a B.S. degree in finance from the University of Colorado, and is a Chartered Financial Analyst.

[PHOTO OF JAY M. SHERWOOD]

JAY M. SHERWOOD has been a co-portfolio manager of the RS MIDCAP OPPORTUNITIES FUND since January 2003 and became a co-portfolio manager of the RS VALUE + GROWTH FUND on August 1, 2003. Before joining RS Investments in 1995 as an analyst in the growth equities group, he obtained his CPA at Deloitte & Touche. Mr. Sherwood holds a B.A. in economics and business from the University of California at Los Angeles, and is a Chartered Financial Analyst.

[PHOTO OF ALLISON K. THACKER]

ALLISON K. THACKER has been a co-portfolio manager of the RS INTERNET AGE FUND(TM) and THE INFORMATION AGE FUND(R) since April 2003. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as an analyst at Putnam Investments and as an analyst in the energy group at Merrill Lynch & Company for a total of three years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

[PHOTO OF JOHN L. WALLACE]

JOHN L. WALLACE has managed the RS MIDCAP OPPORTUNITIES FUND and the RS DIVERSIFIED GROWTH FUND since their inceptions. Mr. Wallace has also led a team of investment professionals managing the RS VALUE + GROWTH FUND since July 2001. Mr. Wallace is currently a co-portfolio manager of the three Funds. Prior to joining the firm in 1995, he was a vice president at Oppenheimer Management Corporation and portfolio manager of the Oppenheimer Main Street Income and Growth Fund for nine years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

[PHOTO OF WILLIAM J. WOLFENDEN]

WILLIAM J. WOLFENDEN III has managed the RS SMALLER COMPANY GROWTH FUND since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

HOW SHARES ARE PRICED

Each Fund calculates the net asset value of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open. The Funds value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees.

The Funds will not price their shares on days when the New York Stock Exchange is closed.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. All assets and liabilities of a Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of a Fund's shares is calculated. Because certain of the securities in which a Fund may invest may trade on days when such Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If events that, in RS Investments' judgement, materially affect the values of such securities occur during such period, then these securities will be valued at their fair values following procedures approved by the Trustees.

HOW TO PURCHASE SHARES

IMPORTANT NOTE: The following information relates generally to purchases of shares by investors directly from the Funds, and not through broker-dealers, investment advisers, financial consultants, plan servicing agents, or other intermediaries of any kind. The terms and conditions that apply to purchases through such entities may differ substantially from those that apply to purchases directly from the Funds. For example, such intermediaries may impose different minimum purchase requirements and may impose fees and charges that would not apply to a purchase directly from the Funds. Account options available to clients of such intermediaries may differ substantially from those available to investors purchasing shares directly from the Funds. If you are not purchasing shares directly from the Fund, you should contact your intermediary directly for specific information.

Currently, the minimum initial investment in any Fund is $5,000 ($1,000 for IRA and for gift/transfer-to-minor accounts), and subsequent investments must be at least $100 ($1 for IRAs). (The minimum investment may be waived by RS Investments for specific investors or types of investors.)You may obtain an Application by calling RS Investments at 1-800-766-FUND (3863), by visiting RS Investments' Web site at www.RSinvestments.com, or by writing to RS Investments at 388 Market Street, San Francisco, CA 94111. For more information on RS Funds IRAs, please call to request an IRA Disclosure Statement.

INITIAL INVESTMENTS You may make your initial investment by mail, online through debit of your bank account, or by wire transfer as described on the next page.

- BY MAIL Send a completed Application, together with a check made payable to the Fund in which you intend to invest (or, if you are investing in more than one Fund, make your check payable to RS Investment

   Trust), to the Funds' transfer agent, National Financial Data Services (the "Transfer Agent"), at P.O. Box 219717, Kansas City, MO 64121-9717.

- BY OVERNIGHT MAIL Send the information described above to the Funds' Transfer Agent, 330 West 9th Street, First Floor, Kansas City, MO 64105-1514.

- ONLINE Complete an online Application using the RS Investments Web site at www.RSinvestments.com. Online purchase instructions will be accepted only if the purchase price is paid through debit of your bank account. There is a limit of $50,000 on online purchase transactions. You may also download from the Web site an Application or Automatic Investment Plan form to open an account, complete it by hand, and mail it to RS Investments, along with a check and/or banking instructions. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE Telephone the Fund's Transfer Agent at 1-800-766-FUND (3863). Indicate the name(s) to be used on the account registration, the mailing (and street) address, your Social Security Number or tax ID number, birthdate, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank.

   Then instruct your bank to wire the specified amount, along with your account name and number to:
   State Street Bank and Trust Company
   ABA# 011 000028
   Attn: Custody
   DDA# 99047177
   225 Franklin Street Boston, MA 02110
   Credit:[Name of Fund]
   For further credit:
   (Shareholder's name)
   (Shareholder's account #)

   At the same time, you MUST mail a completed and signed Application to the Fund's Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717. Please include your account number on the Application. No purchase of shares by wire will be effected until the Transfer Agent has received your completed and signed application.

SUBSEQUENT INVESTMENTS After your account is open, you may invest through RS Investments' Web site, mail, telephone, or wire at any time. Please include your name and account number on all checks and wires. If you are making investments for a number of accounts, please provide separate wires or checks for the different accounts.

- AUTOBUY The Autobuy option allows you to purchase shares by moving money directly from your checking account to a Fund. If you have established the Autobuy option, you may purchase additional shares for an existing account in any amount that does not exceed the cumulative dollar value held in the account by calling the Transfer Agent at 1-800-766-FUND (3863) and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House (ACH) system. Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be on the date when you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the New York Stock Exchange). There is no fee for this option. If you did not establish this option at the time you opened your account, you need to send your account information along with a voided check to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717.

OTHER INFORMATION ABOUT PURCHASING SHARES The RS Emerging Growth Fund is currently closed to new investors. Generally, shareholders of other Funds who are not currently shareholders in the RS Emerging Growth Fund will not be permitted to exchange their shares for shares of the RS Emerging Growth Fund. However, certain retirement plans and investors purchasing shares through certain financial institutions may be permitted to purchase (or exchange other Fund shares for) shares of the RS Emerging Growth Fund. Contact RS Investments for more information.

All purchases of Fund shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the net asset value next determined after the purchase is accepted. (See "How Shares Are Priced.") However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent on the following business day may be effected at the net asset value determined on the prior business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time.

All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the U.S. Third-party checks will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or the Transfer Agent. Each Fund can redeem shares to reimburse it or the Transfer Agent for any such loss.

Each Fund reserves the right to reject any purchase, in whole or in part, and to suspend the offering of its shares for any period of time and to change or waive the minimum investment amounts specified in this Prospectus.

A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including but not limited to whether the purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

No share certificates will be issued.

The Funds, RS Investments, or PFPC Distributors, Inc.("PFPC Distributors"), the Funds' distributor, may in their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

A Fund's shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund's investment style or asset class.

HOW TO SELL SHARES

IMPORTANT NOTE: The following information relates generally to sales of shares held by investors directly in the Funds, and not through broker-dealers, investment advisers, financial consultants, plan servicing agents, or other intermediaries of any kind. Your ability to sell shares through such entities may be limited, and such intermediaries may impose fees or charges that would not apply to shares held directly in the Funds. If you hold shares through an intermediary, you should contact the intermediary directly for specific information.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day by following one of the procedures explained below.

- BY MAIL You may redeem your shares of a Fund by mailing a written request for redemption to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717, includes the following:

     -   number of shares or dollar amount to be redeemed;
     -   your Fund and account number; and
     - is signed by you and all other owners of the account exactly as their names appear on the account.

   If you request that the proceeds from your redemption be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents that support their authority to effect a redemption.

- BY TELEPHONE Unless you have indicated you do not wish to establish telephone redemption privileges (see the Application or call the Transfer Agent for details), you may redeem shares by calling the Transfer Agent at 1-800-766-FUND (3863) by the close of the New York Stock Exchange, normally 4:00 p.m. Eastern

   Time, on any day the New York Stock Exchange is open for business.

   If an account has more than one owner, the Transfer Agent may rely on the telephone instructions of any one owner. Each Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. If procedures established by the Trust are not followed, the Funds and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.

   Telephone redemption is not available for shares held in IRAs. Each Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days notice.

- ONLINE Cash redemptions requested through RS Investments' Web site will be paid to the same bank account from which the payment to RS Investments originated. A limit of $50,000 is imposed on online redemption transactions.

   You may be able to initiate many transactions electronically. Neither the Funds nor the Transfer Agent will be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. The Transfer Agent may request personalized security codes or other information. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE If your financial institution receives Federal Reserve wires, you may send instructions to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717, that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions.

   The Funds will forward proceeds from telephone redemptions only to the bank account or brokerage account that you have authorized in writing. A $9.00 wire fee will be paid either by redeeming shares from your account, or upon a full redemption, deducting the fee from the proceeds.

- AUTOSELL The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-766-FUND (3863) and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House (ACH) system. There is no fee for this option. If you did not establish this option at the time you opened your account, you need to request an Automatic Investment Plan form and send it with a voided check to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717.

GENERAL REDEMPTION POLICIES The redemption price per share is the net asset value per share next determined after the Transfer Agent receives the request for redemption in proper form, and each Fund will make payment for redeemed shares within seven days thereafter. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after the Fund's receipt of the check or until the check has cleared, whichever occurs first. If you purchase shares of a Fund through the Autobuy option and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after your purchase of shares through the Autobuy option is accepted.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of a Fund's net assets at the beginning of the period. Should redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in

YOUR INVESTMENT

whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent through RS Investments' Web site or by an overnight courier service.

EXCHANGES

Shares of one Fund may be exchanged for shares of another Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required, and the shareholder is a resident of a state where shares of the Fund in question are qualified for sale and qualifies to purchase shares of that Fund. (You may not exchange shares of a Fund for shares of the RS Emerging Growth Fund unless you are currently a shareholder of the RS Emerging Growth Fund.) However, you may not exchange your investment more than four times in any 12-month period (including the initial exchange of your investment from a Fund during the period, and subsequent exchanges of that investment from other Funds during the same 12-month period).

You should note that an exchange is a taxable event and will generally result in a taxable gain or loss. Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days prior notice to shareholders.

Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Application or call the Transfer Agent at 1-800-766-FUND
(3863) for details), you may make exchanges by telephone.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry forwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:
-  Reinvest your distributions in additional shares of your Fund.
-  Receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days prior written notice to the Transfer Agent.

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid imposition of excise taxes. A Fund will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis.

TAXES ON DIVIDENDS AND DISTRIBUTIONS For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have held Fund shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rate applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income tax as capital gains.

FOREIGN INVESTMENTS A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities and foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

CONSULT YOUR TAX ADVISER ABOUT OTHER POSSIBLE TAX CONSEQUENCES This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

DISTRIBUTION ARRANGEMENTS AND RULE 12b-1 FEES

PFPC Distributors is the principal underwriter of the Funds' shares. To compensate PFPC Distributors for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, each Fund makes payments to PFPC Distributors under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan is a compensation plan. Under the Plan, each of the Funds pays PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets.

RS Investments performs certain services in respect of the promotion of the shares of the Funds. PFPC Distributors pays to RS Investments a portion of the payments received by PFPC Distributors under the Distribution Plan, in respect of those services.

RS Investments or PFPC Distributors, at their own expense and out of their own assets, may also provide other compensation to financial institutions in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial institutions in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial institution-sponsored special events. In some instances, this compensation may be made available only to certain financial institutions whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

In addition to payments under the Distribution Plan, the Funds reimburse PFPC Distributors and RS Investments for payments they make to financial institutions that provide certain shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

The Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis. As a result, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

A Fund may pay distribution fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally.

FINANCIAL HIGHLIGHTS

     RS DIVERSIFIED GROWTH FUND

                                                             YEAR            YEAR            YEAR            YEAR            YEAR
                                                            ENDED           ENDED           ENDED           ENDED           ENDED
                                                         12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
     Net asset value, beginning of period             $     23.26     $     22.83     $     32.99     $     15.89     $     14.04
     Net investment income/(loss)                           (0.19)          (0.18)          (0.25)              -           (0.19)
     Net realized and unrealized gain/(loss)                (8.91)           0.61           (8.69)          22.58            2.43
     ----------------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                       (9.10)           0.43           (8.94)          22.58            2.24
     Distributions from net investment income                   -               -               -               -               -
     Distribution from net realized capital gain                -               -           (1.22)          (5.48)          (0.39)
     ----------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                   $     14.16     $     23.26     $     22.83     $     32.99     $     15.89
     TOTAL RETURN                                          (39.12)%          1.88%         (26.91)%        150.21%          16.28%
     Net assets, end of period (thousands)            $   570,814     $   853,309     $   567,888     $   304,746     $    69,031
     Net ratio of expenses to average net assets(1)          1.50%           1.52%           1.51%           1.84%           1.89%
     Gross ratio of expenses to average net assets           1.69%           1.71%           1.66%           1.89%           1.95%
     Net ratio of net investment income/(loss) to
       average net assets (1)                               (1.11)%         (1.03)%         (1.01)%         (1.40)%         (1.29)%
     Gross ratio of net investment income/(loss) to
       average net assets                                   (1.30)%         (1.22)%         (1.16)%         (1.44)%         (1.35)%
     Portfolio turnover rate                                  223%            255%            383%            473%            403%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.66% and (1.16)%, respectively, for 2000, 1.71% and (1.22)%, respectively, for 2001, and 1.66% and (1.27)%, respectively, for 2002.


     RS DIVERSIFIED GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     RS EMERGING GROWTH FUND

                                                              YEAR             YEAR            YEAR             YEAR          YEAR
                                                             ENDED            ENDED           ENDED            ENDED         ENDED
                                                          12/31/02         12/31/01        12/31/00         12/31/99      12/31/98
     Net asset value, beginning of period            $       32.00    $       44.02    $      60.67    $       22.95    $    18.71
     Net investment income/(loss)                            (0.34)           (0.29)          (0.47)            0.14         (0.20)
     Net realized and unrealized gain/(loss)                (12.51)          (11.73)         (14.74)           40.89          5.32
     -----------------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                       (12.85)          (12.02)         (15.21)           41.03          5.12
     Distributions from net investment income                    -                -               -                -             -
     Distribution from net realized capital gain                 -                -           (1.44)           (3.31)        (0.88)
     -----------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                  $       19.15    $       32.00    $      44.02    $       60.67    $    22.95
     TOTAL RETURN                                           (40.16)%         (27.31)%        (25.04)%         182.56%        28.02%
     Net assets, end of period (thousands)           $   1,307,774    $   2,473,783    $  3,867,028    $   3,579,620    $  403,330
     Net ratio of expenses to average net assets(1)           1.53%            1.37%           1.29%            1.51%         1.47%
     Gross ratio of expenses to average net assets            1.68%            1.59%           1.50%            1.51%         1.47%
     Net ratio of net investment income/(loss) to
       average net assets(1)                                 (1.35)%          (0.79)%         (0.82)%          (1.19)%       (1.03)%
     Gross ratio of net investment income/(loss) to
       average net assets                                    (1.50)%          (1.01)%         (1.03)%          (1.19)%       (1.03)%
     Portfolio turnover rate                                   166%             148%            157%             177%          291%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.50% and (1.03)%, respectively, for 2000, 1.59% and (1.01)%, respectively, for 2001, and 1.68% and (1.50)%, respectively, for 2002.

     The RS Emerging Growth Fund is currently closed to new investors.


     RS EMERGING GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     THE INFORMATION AGE FUND(R)

                                                              YEAR             YEAR            YEAR             YEAR          YEAR
                                                             ENDED            ENDED           ENDED            ENDED         ENDED
                                                          12/31/02         12/31/01        12/31/00         12/31/99      12/31/98
     Net asset value, beginning of period            $       14.53    $       19.01    $      35.79    $       17.96    $    11.80
     Net investment income/(loss)                            (0.18)           (0.14)          (0.40)               -         (0.20)
     Net realized and unrealized gain/(loss)                 (6.80)           (4.05)         (12.05)           21.72          6.36
     -----------------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                        (6.98)           (4.19)         (12.45)           21.72          6.16
     Distributions from net investment income                    -                -               -                -             -
     Distribution from net realized capital gain                 -            (0.29)          (4.33)           (3.89)            -
     -----------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                  $        7.55    $       14.53    $      19.01    $       35.79    $    17.96
     TOTAL RETURN                                           (48.04)%         (22.11)%        (35.09)%         126.22%        52.20%
     Net assets, end of period (thousands)           $      50,354    $     125,099    $    201,820    $     354,636    $  159,604
     Net ratio of expenses to average net assets              1.74%            1.67%           1.54%            1.68%         1.74%
     Gross ratio of expenses to average net assets            1.80%            1.70%           1.54%            1.69%         1.74%
     Net ratio of net investment income/(loss) to
       average net assets                                    (1.59)%          (0.87)%         (1.22)%          (1.54)%       (1.55)%
     Gross ratio of net investment income/(loss) to
       average net assets                                    (1.65)%          (0.90)%         (1.22)%          (1.55)%       (1.55)%
     Portfolio turnover rate                                   219%             318%            185%             182%          224%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.


     THE INFORMATION AGE FUND(R) The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     RS INTERNET AGE FUND(TM)

                                                              YEAR             YEAR              YEAR            PERIOD
                                                             ENDED            ENDED             ENDED   12/1/99 THROUGH
                                                          12/31/02         12/31/01          12/31/00       12/31/99(1)
     Net asset value, beginning of period            $        5.76     $       6.53     $       12.18     $       10.00
     Net investment income/(loss)                            (0.08)           (0.05)            (0.20)                -
     Net realized and unrealized gain/(loss)                 (2.41)           (0.72)            (5.45)             2.18
     ------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                        (2.49)           (0.77)            (5.65)             2.18
     Distributions from net investment income                    -                -                 -                 -
     Distribution from net realized capital gain                 -                -                 -                 -
     ------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                  $        3.27     $       5.76     $        6.53     $       12.18
     TOTAL RETURN                                           (43.23)%         (11.79)%          (46.39)%           21.80%
     Net assets, end of period (thousands)           $      35,059     $     69,069     $     100,281     $     103,585
     Net ratio of expenses to average net assets(2)           2.08%            1.85%             1.78%             1.76%(3)
     Gross ratio of expenses to average net assets            2.31%            2.16%             2.00%             1.82%(3)
     Net ratio of net investment income/(loss) to
       average net assets(2)                                 (1.96)%          (0.81)%           (1.52)%           (1.34)%(3)
     Gross ratio of net investment income/(loss) to
       average net assets                                    (2.19)%          (1.12)%           (1.74)%           (1.40)%(3)
     Portfolio turnover rate                                   203%             315%              238%                2%

     Per-share data has been determined using the average number of shares outstanding throughout the period.

(1)  RS Internet Age Fund(TM) commenced operations on December 1, 1999.

(2) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.99% and (1.73)%, respectively, for 2000, 2.11% and (1.07)%, respectively, for 2001, and 2.23% and (2.11)%, respectively, for 2002.

(3)  Annualized.


     RS INTERNET AGE FUND(TM) The financial highlights table above is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     RS MIDCAP OPPORTUNITIES FUND

                                                              YEAR          YEAR           YEAR           YEAR         YEAR
                                                             ENDED         ENDED          ENDED          ENDED        ENDED
                                                          12/31/02      12/31/01       12/31/00       12/31/99     12/31/98
     Net asset value, beginning of period                $    9.92     $   11.65     $    15.92    $     14.04    $   13.52
     Net Investment income/(loss)                            (0.06)         0.10          (0.02)          0.04         0.14
     Net realized and unrealized gain/(loss)                 (2.56)        (1.73)         (1.09)          6.95         1.34
     ----------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                        (2.62)        (1.63)         (1.11)          6.99         1.48
     Distributions from net investment income                    -         (0.10)         (0.02)         (0.05)       (0.19)
     Distribution from net realized capital gain                 -             -          (3.14)         (5.06)       (0.77)
     ----------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                      $    7.30     $    9.92     $    11.65    $     15.92    $   14.04
     TOTAL RETURN                                           (26.41)%      (14.01)%        (6.28)%        56.12%       11.65%
     Net assets, end of period (thousands)               $  88,507     $ 156,326     $  197,915    $   226,529    $ 183,910
     Net ratio of expenses to average net assets(1)           1.53%         1.47%          1.39%          1.59%        1.30%
     Gross ratio of expenses to average net assets            1.67%         1.67%          1.58%          1.67%        1.64%
     Net ratio of net investment income/(loss) to
       average net assets(1)                                 (0.60)%        0.87%         (0.14)%         0.31%        1.00%
     Gross ratio of net investment income/(loss) to
       average net assets                                    (0.74)%        0.67%         (0.33)%         0.23%        0.65%
     Portfolio turnover rate                                   401%          409%           542%           408%         212%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.58% and (0.33)%, respectively, for 2000, 1.65% and 0.69%, respectively, for 2001, and 1.62% and (0.69)%, respectively, for 2002.


     RS MIDCAP OPPORTUNITIES FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     RS SMALLER COMPANY GROWTH FUND

                                                              YEAR          YEAR           YEAR           YEAR         YEAR
                                                             ENDED         ENDED          ENDED          ENDED        ENDED
                                                          12/31/02      12/31/01       12/31/00       12/31/99     12/31/98
     Net asset value, beginning of period                $   21.78     $   20.69     $    22.34    $     14.26    $   14.35
     Net investment income/(loss)                            (0.20)        (0.21)         (0.33)             -        (0.21)
     Net realized and unrealized gain/(loss)                 (8.30)         1.90           1.24           8.08         0.12
     ----------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                        (8.50)         1.69           0.91           8.08        (0.09)
     Distributions from net investment income                    -             -              -              -            -
     Distribution from net realized capital gain             (0.49)        (0.60)         (2.56)             -            -
     ----------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                      $   12.79     $   21.78     $    20.69    $     22.34    $   14.26
     TOTAL RETURN                                           (39.07)%        8.31%          4.44%         56.66%       (0.63)%
     Net assets, end of period (thousands)               $ 109,341     $ 116,490     $  106,349    $   103,312    $  94,723
     Net ratio of expenses to average net assets(1)           1.81%         1.66%          1.67%          1.92%        1.91%
     Gross ratio of expenses to average net assets            1.95%         1.97%          1.93%          1.97%        2.01%
     Net ratio of net investment income/(loss) to
       average net assets(1)                                 (1.52)%       (1.10)%        (1.41)%        (1.67)%      (1.46)%
     Gross ratio of net investment income/(loss) to
       average net assets                                    (1.66)%       (1.41)%        (1.67)%        (1.72)%      (1.56)%
     Portfolio turnover rate                                   128%          167%           126%            90%         108%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.91% and (1.65)%, respectively, for 2000, 1.91% and (1.35)%, respectively, for 2001, and 1.90% and (1.61)%, respectively, for 2002.


     RS SMALLER COMPANY GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     RS VALUE + GROWTH FUND

                                                            YEAR            YEAR            YEAR            YEAR             YEAR
                                                           ENDED           ENDED           ENDED           ENDED            ENDED
                                                        12/31/02        12/31/01        12/31/00        12/31/99         12/31/98
     Net asset value, beginning of period            $     17.07     $     24.62     $     30.43     $     25.92      $     23.18
     Net investment income/(loss)                          (0.15)          (0.21)          (0.33)              -            (0.25)
     Net realized and unrealized gain/(loss)               (4.55)          (4.80)          (3.14)           7.16             6.33
     ----------------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                      (4.70)          (5.01)          (3.47)           7.16             6.08
     Distributions from net investment income                  -               -               -               -                -
     Distribution from net realized capital gain               -           (2.54)          (2.34)          (2.65)           (3.34)
     ----------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                  $     12.37     $     17.07     $     24.62     $     30.43      $     25.92
     TOTAL RETURN                                         (27.53)%        (20.43)%        (11.09)%         28.43%           27.44%
     Net assets, end of period (thousands)           $   170,431     $   297,613     $   482,194     $   673,900      $   677,505
     Net ratio of expenses to average net assets            1.62%           1.60%           1.53%           1.59%            1.46%
     Gross ratio of expenses to average net assets          1.67%           1.61%           1.53%           1.59%            1.46%
     Net ratio of net investment income/(loss) to
       average net assets                                  (0.87)%         (0.96)%         (1.05)%         (1.20)%          (0.96)%
     Gross ratio of net investment income/(loss) to
       average net assets                                  (0.92)%         (0.97)%         (1.05)%         (1.20)%          (0.96)%
     Portfolio turnover rate                                 346%            172%             71%             80%             190%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.


     RS VALUE + GROWTH FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     RS CONTRARIAN VALUE FUND

                                                             YEAR           YEAR           YEAR          YEAR            YEAR
                                                            ENDED          ENDED          ENDED         ENDED           ENDED
                                                         12/31/02       12/31/01       12/31/00      12/31/99        12/31/98
     Net asset value, beginning of period             $     10.12    $     11.03    $     10.00   $      7.23     $     11.61
     Net investment income/(loss)                           (0.05)         (0.07)          0.02          0.20           (0.08)
     Net realized and unrealized gain/(loss)                 0.19          (0.84)          1.01          2.57           (3.72)
     ------------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                        0.14          (0.91)          1.03          2.77           (3.80)
     Distributions from net investment income                   -              -              -             -               -
     Distribution from net realized capital gain                -              -              -             -           (0.58)
     ------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                   $     10.26    $     10.12    $     11.03   $     10.00     $      7.23
     TOTAL RETURN                                            1.38%         (8.25)%        10.30%        38.31%         (32.69)%
     Net assets, end of period (thousands)            $    57,916    $    66,934    $    91,919   $   115,911     $   124,666
     Net ratio of expenses to average net assets             1.67%          2.22%          2.22%         2.17%           2.83%
     Gross ratio of expenses to average net assets           1.74%          2.26%          2.25%         2.43%           2.83%
     Net ratio of net investment income/(loss) to
       average net assets                                   (0.40)%        (0.59)%         0.19%        (1.17)%         (0.80)%
     Gross ratio of net investment income/(loss) to
       average net assets                                   (0.47)%        (0.63)%         0.16%        (1.43)%         (0.80)%
     Portfolio turnover rate                                  125%           131%           117%           86%             39%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.


     RS CONTRARIAN VALUE FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     RS GLOBAL NATURAL RESOURCES FUND

                                                             YEAR           YEAR           YEAR          YEAR            YEAR
                                                            ENDED          ENDED          ENDED         ENDED           ENDED
                                                         12/31/02       12/31/01       12/31/00      12/31/99        12/31/98
     Net asset value, beginning of period             $     11.56    $     11.49    $      9.13   $      7.46     $     11.67
     Net investment income/(loss)                           (0.06)         (0.09)         (0.06)        (0.01)          (0.07)
     Net realized and unrealized gain/(loss)                 2.03           0.16           2.42          1.68           (3.95)
     ------------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                        1.97           0.07           2.36          1.67           (4.02)
     Distributions from net investment income                   -              -              -             -               -
     Distribution from net realized capital gain                -              -              -             -           (0.19)
     ------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                   $     13.53    $     11.56    $     11.49   $      9.13     $      7.46
     TOTAL RETURN                                           17.04%          0.61%         25.85%        22.39%         (34.45)%
     Net assets, end of period (thousands)            $    38,763    $    21,777    $    29,371   $    22,818     $    23,467
     Net ratio of expenses to average net assets             1.77%          1.86%          1.98%         2.09%           1.95%
     Gross ratio of expenses to average net assets           1.86%          1.97%          2.10%         2.42%           2.21%
     Net ratio of net investment income/(loss) to
       average net assets                                   (0.55)%        (0.58)%        (0.53)%       (1.72)%         (0.69)%
     Gross ratio of net investment income/(loss) to
       average net assets                                   (0.64)%        (0.69)%        (0.65)%       (2.05)%         (0.96)%
     Portfolio turnover rate                                  159%           167%           159%          140%             63%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.


     RS GLOBAL NATURAL RESOURCES FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

     RS PARTNERS FUND

                                                             YEAR           YEAR           YEAR          YEAR            YEAR
                                                            ENDED          ENDED          ENDED         ENDED           ENDED
                                                         12/31/02       12/31/01       12/31/00      12/31/99        12/31/98
     Net asset value, beginning of period             $     17.67    $     15.72    $     11.96   $     11.53     $     16.49
     Net investment income/(loss)                           (0.11)          0.04           0.09         (0.04)          (0.04)
     Net realized and unrealized gain/(loss)                 0.33           2.57           3.67          0.47           (4.31)
     ------------------------------------------------------------------------------------------------------------------------
     TOTAL OPERATIONS                                        0.22           2.61           3.76          0.43           (4.35)
     Distribution from net investment income                    -              -              -             -           (0.38)
     Distribution from net realized capital gain            (0.07)         (0.66)             -             -           (0.23)
     ------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                   $     17.82    $     17.67    $     15.72   $     11.96     $     11.53
     TOTAL RETURN                                            1.23%         16.72%         31.44%         3.73%         (27.38)%
     Net assets, end of period (thousands)            $   113,467    $    71,567    $    28,297   $    22,374     $    47,936
     Net ratio of expenses to average net assets             1.88%          1.88%          1.90%         2.13%           1.88%
     Gross ratio of expenses to average net assets           1.97%          2.04%          2.22%         2.79%           2.07%
     Net ratio of net investment income/(loss) to
       average net assets                                   (0.90)%        (0.07)%         0.73%        (1.24)%         (0.26)%
     Gross ratio of net investment income/(loss) to
       average net assets                                   (0.99)%        (0.23)%         0.41%        (1.90)%         (0.46)%
     Portfolio turnover rate                                  166%           198%           134%           84%             73%

     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.


     RS PARTNERS FUND The financial highlights table above is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.

PRIVACY POLICY

RS INVESTMENTS PRIVACY POLICY

(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

OUR POLICY
Your privacy is very important to RS Investments.

We consider customer privacy to be fundamental to our relationship with investors. We are committed to maintaining the confidentiality, integrity, and security of investors' personal information. It is therefore our policy to respect the privacy of current and former investors and to protect personal information entrusted to us. We have established internal policies to protect this confidentiality, while allowing us to serve investor needs.

INFORMATION WE COLLECT
In the course of providing products and services, we collect nonpublic personal information about our investors from sources such as account applications, other account forms, transactions made with us, and from information captured on our Web site. The information we collect may include:

     - Information we receive from you on applications or other forms such as name, address, e-mail address, age, social security number, and name of beneficiary

     - Information about your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances

ACCESSING YOUR INFORMATION
We do not sell personal information to anyone. We restrict access to nonpublic personal information about our investors to employees and service providers involved in administering and servicing investor accounts. We do not disclose, and do not reserve the right to disclose, nonpublic personal information about our present or former investors, except as permitted by law.

We maintain physical, electronic, and procedural safeguards to guard the nonpublic information of our investors. An investor's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet. The policies and practices listed above apply to both current and former investors.

ADDITIONAL QUESTIONS
Our relationship with you is one of our most vital assets. We recognize that you have entrusted us with your private financial information, and we will do our utmost to maintain this trust. For additional questions concerning this policy, please contact us by e-mail at funds@RSinvestments.com or call us at 1-800-766-FUND (3863).

PFPC Distributors, Inc., distributor.

                       This page left blank intentionally.

INVESTING WITH RS

There are several ways to invest with RS Funds. Please read the prospectus carefully before investing or sending money. Then, review the chart below for the investing option that you prefer:

METHOD                      CONTACT INFORMATION                MORE DETAILS
WEB [GRAPHIC]               www.RSinvestments.com              New and current investors may invest
                                                               up to $50,000 online. Click the
                                                               ESTABLISH NEW ACCOUNT button on the
                                                               MY ACCOUNT page; current investors
                                                               may add to their investment by
                                                               logging into their account and
                                                               clicking the BUY SHARES button.

PHONE [GRAPHIC]             1-800-766-FUND [3863]              Once you have established banking
                                                               information on your account, you can
                                                               call this number and SPEAK WITH A
                                                               SHAREHOLDER SERVICES REPRESENTATIVE
                                                               live OR go through OUR AUTOMATED
                                                               PHONE SYSTEM and proceed with
                                                               purchasing shares in the amount you
                                                               wish to invest.

MAIL [GRAPHIC]  REGULAR:    NATIONAL FINANCIAL DATA SERVICES   Send a COMPLETED APPLICATION and
                            P.O. BOX 219717                    CHECK MADE PAYABLE TO RS INVESTMENT
                            KANSAS CITY, MO 64121-9717         TRUST. Minimum investment is $5,000
                                                               ($1,000 for IRA and
                                                               gift/transfer-to-minor accounts);
                                                               subsequent investments must be at
                                                               least $100 ($1 for IRAs).
              OVERNIGHT:    NATIONAL FINANCIAL DATA SERVICES
                            330 WEST NINTH STREET, FIRST FLOOR
                            KANSAS CITY, MO 64105-1514

WIRE [GRAPHIC]              1-800-624-8025                     FIRST (new shareholders only),
                                                               provide National Financial Data
                                                               Services with details of your wire
                                                               (name, mailing (and street) address,
                                                               Social Security Number, birthdate,
                                                               amount being wired, name of your
                                                               wiring bank, and the name and
                                                               telephone number of a contact person
                                                               at the wiring bank) by completing an
                                                               account application and sending via
                                                               regular mail. No purchase of shares
                                                               by wire will be effected until the
                                                               Funds' Transfer Agent has received
                                                               your completed and signed
                                                               application. SECOND, instruct your
                                                               bank to wire the specified amount,
                                                               along with your account name and
                                                               number to the bank specified on page
                                                               35.

Please see pages 34-36 for more detailed information.
(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

                            RS FUNDS
                            PHONE: 1-800-766-FUND (3863)
                            WEB: www.RSinvestments.com
                            E-MAIL: funds@rsinvestments.com

                            24-HOUR ACCOUNT ACCESS
                            PHONE: 1-800-624-8025
                            WEB: ENTER MY ACCOUNT ON THE RS INVESTMENTS WEB SITE

RS FUNDS

GROWTH FUNDS (DATE OF INCEPTION)               TICKER SYMBOL     INVESTMENT  STYLE    PORTFOLIO MANAGER(S)
RS DIVERSIFIED GROWTH FUND (8/1/96)            RSDGX             Small-Cap Growth     John Wallace, John Seabern

RS EMERGING GROWTH FUND (11/30/87)             RSEGX             Small-Cap Growth     Jim Callinan

THE INFORMATION AGE FUND(R)(11/15/95)          RSIFX             Sector               Jim Callinan, Steve Bishop, Wendell Laidley,
                                                                                      Allison Thacker

RS INTERNET AGE FUND(TM)(12/1/99)              RIAFX             Sector               Jim Callinan, Steve Bishop, Wendell Laidley,
                                                                                      Allison Thacker

RS MIDCAP OPPORTUNITIES FUND (7/12/95)         RSMOX             Mid-Cap Growth       John Wallace, Jay Sherwood

RS SMALLER COMPANY GROWTH FUND (8/15/96)       RSSGX             Small-Cap Growth     Bill Wolfenden

RS VALUE + GROWTH FUND (5/12/92)               RSVPX             Multi-Cap Growth     John Wallace, Jay Sherwood


VALUE FUNDS (DATE OF INCEPTION)

RS CONTRARIAN VALUE FUND (6/30/93)             RSCOX             Mid-Cap Value        Andy Pilara

RS GLOBAL NATURAL RESOURCES FUND (11/15/95)    RSNRX             Sector               Andy Pilara

RS PARTNERS FUND (7/12/95)                     RSPFX             Small-Cap Value      Andy Pilara

Refer to the accompanying prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and mid-sized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; and investing in companies in natural resources industries. Please read it carefully before investing.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS: To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

                  CALL 1-800-766-FUND | www.RSinvestments.com |
                    388 MARKET STREET SAN FRANCISCO CA 94111

ADDITIONAL INFORMATION

The Trust's Statement of Additional Information (SAI) dated May 1, 2003, as revised October 6, 2003, and annual and semi-annual reports to shareholders contain additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may obtain free copies of these materials, request other information about the Funds, or make shareholder inquiries by writing to the Trust at the address above or by calling 1-800-766-FUND [3863].

The Trust and RS Investments have adopted a code of ethics which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Funds. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. The Commission maintains a Web site at http://www.sec.gov which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-05159.

Investment Company Act File No. 811-05159

P327                                                       [RS INVESTMENTS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION
                               RS INVESTMENT TRUST

                                     GROWTH
                           RS DIVERSIFIED GROWTH FUND
                             RS EMERGING GROWTH FUND
                           THE INFORMATION AGE FUND(R)
                            RS INTERNET AGE FUND(TM)
                          RS MIDCAP OPPORTUNITIES FUND
                         RS SMALLER COMPANY GROWTH FUND
                             RS VALUE + GROWTH FUND

                                      VALUE
                            RS CONTRARIAN VALUE FUND
                        RS GLOBAL NATURAL RESOURCES FUND
                                RS PARTNERS FUND



                                   MAY 1, 2003
                           AS REVISED OCTOBER 6, 2003



     This Statement of Additional Information ("SAI" or "Statement") is not a prospectus and should be read in conjunction with the Prospectus of RS Investment Trust (the "Trust") dated May 1, 2003 as revised October 6, 2003, as it may be further revised from time to time. A copy of a Prospectus of the Trust can be obtained upon request made to RS Investments, 388 Market Street, San Francisco, California 94111, telephone 1-800-766-FUND.

     Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the annual report, please call 1-800-766-FUND.


                                TABLE OF CONTENTS

CAPTION                                                                     PAGE
-------                                                                     ----
TRUST INFORMATION                                                              2
INVESTMENTS AND RISKS                                                          3
THE FUNDS' INVESTMENT LIMITATIONS                                             14
MANAGEMENT OF THE FUNDS                                                       18
INVESTMENT ADVISORY AND OTHER SERVICES                                        27
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          34
THE FUNDS' DISTRIBUTION PLAN                                                  36
HOW NET ASSET VALUE IS DETERMINED                                             38
TAXES                                                                         38
HOW PERFORMANCE IS DETERMINED                                                 42
ADDITIONAL INFORMATION                                                        45
APPENDIX A  DESCRIPTION OF SECURITIES RATINGS                                A-1

                                TRUST INFORMATION

TRUST HISTORY

     RS Investment Trust ("Robertson Stephens Investment Trust" until 1999) was organized on May 11, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

FUND CLASSIFICATION

     The Trust currently offers shares of beneficial interest of eleven series (the "Funds"), ten of which are offered hereby, each with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds other than the Partners Fund is also a "diversified" investment company under the 1940 Act. This means that, with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or if more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

     RS Partners Fund is a non-diversified investment company and so may invest its assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, to qualify as a regulated investment company, a fund (including a non-diversified investment company), may not invest more than 25% of its assets in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund's assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, RS Partners Fund may invest up to 25% of its total assets in the securities of each of any two issuers. As a result, a decline in the market value of a particular security held by RS Partners Fund may affect the Fund's value more than if the Fund were a diversified investment company.

CAPITALIZATION

     The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.

     The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

     Shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

                              INVESTMENTS AND RISKS

     In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "The Funds' Investment Limitations" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

     RS Investment Management, L.P. ("RSIM, L.P.") serves as investment adviser to all of the Funds. RSIM, L.P. is sometimes referred to in this Statement as "RS Investments."

LOWER-RATED DEBT SECURITIES

     Certain of the Funds may purchase lower-rated debt securities, sometimes referred to as "junk bonds" (those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's")). See Appendix A for a description of these ratings. None of the Funds intends, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund's assets would be invested in securities rated below BB or Ba.

     The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values a Fund had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund's fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although RS Investments will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Funds may invest are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

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     Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when RS Investments believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under such securities, a Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

     Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

                                     OPTIONS

     The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund's use of put and call options will achieve its desired objective, and a Fund's use of options may result in losses to the Fund.

     COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

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     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     A Fund may also purchase put and call options to attempt to enhance its current return.

     OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if RS Investments believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that RS Investments will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of RS Investments to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when RS Investments believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of RS Investments may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

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     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options.
Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     Government regulations may also restrict the Funds' use of options.

SPECIAL EXPIRATION PRICE OPTIONS

     Certain of the Funds may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that RS Investments believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds' profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

FUTURES CONTRACTS

     INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge its investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder

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would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

     A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash

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payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund's securities which are the subject of a hedge. RS Investments will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to RS Investments' ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by RS Investments still may not result in a successful hedging transaction over a very short time period.

     OTHER RISKS. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

INDEXED SECURITIES

     Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency.

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Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS

     A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. RS Investments will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

SECURITIES LENDING

     A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

     Before a Fund enters into a loan, RS Investments considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

SHORT SALES

     A Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

FOREIGN INVESTMENTS

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries.

     In addition, to the extent that a Fund's foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

     DEVELOPING COUNTRIES. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions;
(ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

FOREIGN CURRENCY TRANSACTIONS

     A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging."

     There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

     When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     A Fund may purchase or sell a foreign currency on a spot (I.E., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of RS Investments, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when RS Investments believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

PRECIOUS METALS

     The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world's known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

ZERO-COUPON DEBT SECURITIES AND PAY-IN-KIND SECURITIES

     Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

     A Fund also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

TEMPORARY DEFENSIVE STRATEGIES

     At times, RS Investments may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of a Fund's assets. In implementing these "defensive strategies," a Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective..

PORTFOLIO TURNOVER

     Many of the Funds have experienced high rates of portfolio turnover in recent years. In most cases, these rates were the result of active trading strategies employed by the Funds' portfolio managers in response to market conditions, and not reflective of a material change in investment strategy. In July 2001 the Subadvisory Agreement with Elijah Asset Management LLC with respect to the Information Age Fund(R) and the Value + Growth Fund expired, and RS Investments began to manage each Fund's assets directly. The portfolio turnover rates for these Funds have increased in recent periods as a result of the change in the portfolio management of the Funds.

                        THE FUNDS' INVESTMENT LIMITATIONS

     The Trust has adopted the following fundamental investment restrictions which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

     VALUE + GROWTH FUND.

     A Fund may not:

     1. purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by a Fund's investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere in the Prospectus and this Statement;

     2. purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

     3. make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement;

     4. with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

     5. mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options, and other hedging activities;

     6. make loans of the Fund's assets, including loans of securities (although it may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan);

     7. borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Fund's total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

     8. underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees (the Board's current policy permits a Fund to invest in companies that directly or through subsidiaries execute portfolio transactions for a Fund or have entered into selling agreements with the Distributor to sell Fund shares, to the extent permitted by applicable law), and except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     9. invest more than 25% of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

     10. issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

     11. purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

     ALL OTHER FUNDS.

     As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

     1.   (all Funds other than Emerging Growth Fund and RS Contrarian Value
          Fund) issue any class of securities which is senior to the Fund's shares of beneficial interest, except that each of the Funds may borrow money to the extent contemplated by Restriction 3 below;

          (Emerging Growth Fund and RS Contrarian Value Fund) issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

     2. (all Funds other than Emerging Growth Fund, RS Internet Age Fund(TM) and RS Contrarian Value Fund) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. (all Funds other than Emerging Growth Fund, RS Internet Age Fund(TM) and RS Contrarian Value Fund) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

          (Emerging Growth Fund) borrow money, except to the extent permitted by applicable law;

          (RS Contrarian Value Fund) borrow money, except to the extent permitted by applicable law from time to time;

          (RS Internet Age Fund(TM)) borrow money, except to the extent permitted by applicable law, regulation or order;

          NOTE: The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

     4. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     5. (i) (as to 75% of the Diversified Growth Fund's, the Global Natural Resources Fund's, the MidCap Opportunities Fund's, the Information Age Fund's(R), the RS Internet Age Fund's(TM) and the Smaller Company Growth Fund's total assets and 50% of the Partners Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

          (as to 75% of the Emerging Growth Fund's and the RS Contrarian Value Fund's total assets) purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or

          (ii) purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry, except that the Information Age Fund(R) will invest without limit in any one or more information technology industries, and the Global Natural Resources Fund will invest without limit in any one or more natural resources industries, as described in the Trust's Prospectus at the time, and the RS Internet Age Fund(TM) will invest in companies RS Investments believes are likely to benefit substantially from the development of the Internet without limitation as to industry concentration;

     6. (all Funds other than Emerging Growth Fund, RS Contrarian Value Fund and RS Internet Age Fund(TM)) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer (This policy is non-fundamental as to the Smaller Company Growth Fund);

     7. make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

     8. (all Funds other than RS Contrarian Value Fund) purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this Statement at the time;

          (RS Contrarian Value Fund) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this Statement at the time; and

     9. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) the Global Natural Resources Fund may invest in any issuers in the natural resources industries, as described in the Prospectus at the time. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

                              --------------------

     It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

     The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

     The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust's officers.

     The following table presents information about each of the Trustees and executive officers of the Trust. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, San Francisco, CA 94111.

                                       TERM OF                                NUMBER OF
                                      OFFICE AND          PRINCIPAL         PORTFOLIOS IN        OTHER
      NAME,          POSITION(S)      LENGTH OF         OCCUPATION(S)        FUND COMPLEX    DIRECTORSHIPS
     ADDRESS          HELD WITH          TIME            DURING PAST         OVERSEEN BY        HELD BY
     AND AGE            TRUST          SERVED+             5 YEARS             TRUSTEE          TRUSTEE
     -------            -----          ------              -------             -------          -------
                                          INTERESTED TRUSTEES AND
                                            PRINCIPAL OFFICERS

G. Randall Hecht*      Trustee,       Served as     CEO, RS Investments;          11              N/A
Age 52                President,       Trustee:     CEO, Member, RS
                      Principal       June 2001-    Investment Management
                      Executive      present; May   Co., LLC; formerly,
                       Officer          1999-       COO, Member of the
                                       February     Management and
                                        2001;       Executive
                                         June       Committees,
                                    1987-December   Robertson, Stephens &
                                         1997       Company, Inc.; CFO,
                                                    Limited Partner,
                                                    Robertson, Stephens &
                                                    Company, LLC.

Michael G.             Trustee      Since May 2002  President and Chief           11              N/A
McCaffery**                                         Executive Officer,
Age 50                                              Stanford Management
                                                    Company; formerly,
                                                    Chairman and
                                                    Principal Executive
                                                    Officer, Robertson,
                                                    Stephens & Company,
                                                    Inc., an investment
                                                    banking firm.

                                       18

Steven M. Cohen       Treasurer,      Treasurer:    CFO, RS Investments;         N/A              N/A
Age 37                Secretary      April 1999 -   formerly, Trading
                                       Present;     Operations Manager,
                                      Secretary:    Ziff Brothers
                                    March, 2003 -   Investments.
                                       Present

Scott Smith           Anti-Money    March, 2003 -   Chief Compliance             N/A              N/A
Age 32                Laundering       Present.     Officer,
                      Compliance                    RS Investments.
                       Officer


                                           DISINTERESTED TRUSTEES

Leonard B.             Trustee        Since June    Chairman and CEO,             11        Director,
Auerbach                                 1987       L,B, A & C, Inc., a                     Sequoia
Age 57                                              consulting firm;                        National Bank
                                                    formerly, Managing
                                                    Director and CEO, AIG
                                                    CentreCapital Group,
                                                    Inc., a member
                                                    company of American
                                                    International Group,
                                                    Inc. and General
                                                    Partner, Tuttle &
                                                    Company, a financial
                                                    services company.

Jerome S. Contro       Trustee        Since June    Partner, Tango Group,         11              N/A
Age 47                                   2001       an investment
                                                    company; formerly,
                                                    Managing Director,
                                                    Nuveen, an investment
                                                    company.

John W. Glynn, Jr.     Trustee        Since July    President, Glynn              11              N/A
Age 63                                   1997       Capital Management;
                                                    Director, Sterling Payot
                                                    Company, a private
                                                    investment banking firm that
                                                    advises executives and
                                                    companies on financial and
                                                    strategic matters.

     +Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust's Bylaws, officers hold office at the pleasure of the Trustees.

     * "Interested person" of the Trust and RS Investments, as that term is defined in Section 2(a)(19) of the 1940 Act, due to positions with the Trust and positions with and ownership interest in RS Investments.

     ** "Interested person" of the Trust and RS Investments, as that term is defined in Section 2(a)(19) of the 1940 Act, due to ownership interest in RS Investments.


COMMITTEES OF THE BOARD OF TRUSTEES

     The RS Board of Trustees has two standing committees -- the Audit Committee and the Nominating Committee. The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee are Messrs. Contro, Glynn, and Auerbach. The Audit Committee met three times during the fiscal year ending December 31, 2002.

     The purpose of the Nominating Committee is to screen and select members of the Board of Trustees. The Nominating Committee is composed of Messrs. Contro, Glynn, and Auerbach. The Nominating Committee met once during the fiscal year ending December 31, 2002. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria.

BENEFICIAL OWNERSHIP

     The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any RS Fund and, on an aggregate basis, in all of the Funds (including the RS Money Market Fund) as of December 31, 2002.

                                  DOLLAR RANGE OF EQUITY               AGGREGATE DOLLAR RANGE OF EQUITY
    NAME OF TRUSTEE               SECURITIES IN THE FUND                   SECURITIES IN ALL FUNDS
    ---------------               ----------------------                   -----------------------
Leonard B. Auerbach               RS Emerging Growth Fund                         >$100,000
                                        >$100,000

                                 RS Contrarian Value Fund
                                     $50,001-$100,000

                                  RS Value + Growth Fund
                                        >$100,000

                                  RS Internet Age Fund(TM)
                                     $50,001-$100,000

                                     RS Partners Fund
                                     $10,001-$50,000

                               RS MidCap Opportunities Fund
                                     $10,001-$50,000

                                       20

                              RS Smaller Company Growth Fund
                                     $10,001-$50,000(1)

Jerome Contro                        RS Partners Fund                          $10,001-$50,000
                                     $10,001-$50,000

                               Smaller Company Growth Fund
                                     $10,001-$50,000(1)

John W. Glynn, Jr.               RS Emerging Growth Fund                       $50,001-$100,000
                                     $10,001-$50,000

                               Smaller Company Growth Fund
                                     $10,001-$50,000(1)

G. Randall Hecht                 RS Emerging Growth Fund                          >$100,000
                                        >$100,000

                                     RS Partners Fund
                                        >$100,000

                                  RS Internet Age Fund(TM)
                                        >$100,000

                             RS Global Natural Resources Fund
                                        >$100,000

                                  RS Value + Growth Fund
                                     $10,001-$50,000

                                 RS Contrarian Value Fund
                                     $10,001-$50,000

                               RS MidCap Opportunities Fund
                                     $10,001-$50,000

                                The Information Age Fund(R)
                                     $10,001-$50,000

     (1) Includes indirect interests of Trustees under the Trust's deferred compensation plan.

     The following table provides information regarding each class of securities owned beneficially by any disinterested Trustee and his immediate family members as of December 31, 2002 in RS Investments, PFPC, Inc., a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc., the Fund's distributor) ("PFPC"), the principal underwriter of the Trust, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or PFPC:

                              NAME OF
                            OWNERS AND
        NAME OF            RELATIONSHIPS                                      VALUE OF         PERCENT OF
        TRUSTEE             TO TRUSTEE       COMPANY     TITLE OF CLASS      SECURITIES          CLASS
        -------             ----------       -------     --------------      ----------          -----
Leonard Auerbach*               --             --              --                --                --

Jerome S. Contro                --             --              --                --                --

John W. Glynn, Jr.              --             --              --                --                --

     * Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P. and RS Commercial Property Fund, L.P., of which RSRF Company, L.L.C., and RS Investment Management Co., L.L.C. respectively, affiliates of RS Investments are the general partners. He is also a Member of RS Property Fund IV, L.L.C. of which RS Fund IV Manager L.P., an affiliate of RS Investments, is the Managing Member. The value of Mr. Auerbach's interest in these entities exceeds $200,000.

COMPENSATION

     Pursuant to the terms of the investment advisory agreements between each Fund and RS Investments (the "Advisory Agreements"), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of RS Investments. The Trust pays each unaffiliated Trustee a quarterly fee of $15,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund's net asset value.

                               COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  PENSION OR
                                                  RETIREMENT                                    TOTAL
                                                   BENEFITS                                 COMPENSATION
                                                  ACCRUED AS            ESTIMATED            FROM TRUST
                             AGGREGATE               PART            ANNUAL BENEFITS      AND FUND COMPLEX
       NAME OF              COMPENSATION           OF TRUST                UPON                 PAID
   PERSON, POSITION          FROM TRUST            EXPENSES             RETIREMENT           TO TRUSTEES
   ----------------          ----------            --------             ----------           -----------
Leonard Auerbach             $60,000**                --                    --                 $60,000
Trustee

Jerome S. Contro
Trustee                      $60,000**                --                    --                 $60,000

John W. Glynn, Jr.
Trustee                      $60,000**                --                    --                 $60,000

G. Randall Hecht*                --                   --                    --                   --
Trustee, President

Michael G. McCaffery*+           --                   --                    --                   --

* Denotes a Trustee who is an "interested person" as defined in the 1940 Act. Mr. McCaffery is an "interested person" due to an ownership interest in RS Investments; Mr. Hecht is an "interested person" due to positions with the Trust and an ownership interest in RS Investments.

** Under a deferred compensation plan adopted May 6, 2002, disinterested Trustees may elect to defer receipt of all, or a portion, of their annual compensation. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect notional investment of the deferred amount in one or more RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. As of December 31, 2002, the total amount of deferred compensation payable to or accrued for Mr. Auerbach was $22,461, for Mr. Contro was $29,805, and for Mr. Glynn was $29,940.

+ Mr. McCaffery became a Trustee on May 6, 2002

CODE OF ETHICS

     The Trust, RS Investments, and PFPC Distributors Inc. have adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

CONTROL PERSONS AND SHARE OWNERSHIP

     As of April 4, 2003, to the Funds' knowledge, the shareholders who owned of record more than 5% of the outstanding shares of any Fund were as follows:

                                                                                 PERCENTAGE OF OUTSTANDING SHARES OF
              SHAREHOLDER                            SHARES OWNED                            FUND OWNED
              -----------                            ------------                            ----------
RS CONTRARIAN VALUE FUND

Charles Schwab & Co. Inc.                            1,277,581.045                             17.82%
Reinvest Account
FBO Customers Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                    1,155,219.592                             16.11%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

DIVERSIFIED GROWTH FUND

Charles Schwab & Co. Inc.                           10,462,639.329                             27.16%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                    4,900,569.397                             12.72%
FBO The Exclusive Benefit of Our
Customers

                                       23

PO Box 3908
Church Street Station
New York, NY  10008-3908

Great-West Life Annuity Insurance Co.                4,487,721.245                             11.65%
401K
8515 E. Orchard Rd. #2T2
Englewood, CO  80111-5037

Mellon Bank NA TTEE for                              2,636,562.688                              6.84%
Dominion Salaried Savings Plan
135 Santilli Highway
AIM #026-0027
Everett, MA 02149-1906

EMERGING GROWTH FUND

Charles Schwab & Co. Inc.                           12,044,846.489                             17.88%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                    6,329,446.144                              9.39%
FBO The Exclusive Benefit of Our
Customers
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Bear Stearns Securities Corp.                        6,757,037.502                             10.03%
FBO 879-45024-12
1 Metrotech Center North
Brooklyn, NY  11201-3870


GLOBAL NATURAL RESOURCES FUND

Charles Schwab & Co. Inc.                            1,381,490.182                             38.49%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                     634,701.283                              17.68%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

                                       24

National Investor Services Corp.                      358,184.857                               9.98%
For The Exclusive Benefit of Our
Customers
55 Water St. Floor 32
New York, NY  10041-0028

MIDCAP OPPORTUNITIES FUND

Charles Schwab & Co. Inc                             3,284,052.010                             27.53%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                    1,729,391.726                             14.50%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

INFORMATION AGE FUND(R)

Charles Schwab & Co. Inc.                            2,067,875.094                             29.37%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                    1,354,954.905                             19.25%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

RS INTERNET AGE FUND(TM)

Charles Schwab & Co. Inc.                            2,180,375.281                             18.17%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                    2,824,096.555                             23.53%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

                                       25

SMALLER COMPANY GROWTH FUND

FMTC TTEE                                            1,749,824.076                             22.07%
FBO Delta Airlines
82 Devonshire Street
Boston, MA  02109-3605

Charles Schwab & Co. Inc.                             931,588.815                              11.75%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     950,372.305                              11.99%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

PARTNERS FUND

Charles Schwab & Co. Inc.                            4,475,401.283                             52.46%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                    1,583,604.391                             18.56%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

VALUE + GROWTH FUND

Charles Schwab & Co. Inc.                            2,932,955.143                             22.27%
Reinvest Account
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                    1,768,007.786                             13.43%
FBO The Exclusive Benefit of Our
Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

     On April 4, 2003, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund. The Trust is not aware of any shareholder who owns beneficially 5% or more of a Fund's outstanding shares.

     The Trust's Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                     INVESTMENT ADVISORY AND OTHER SERVICES

RS INVESTMENTS

     RS Investment Management Co., L.L.C. ("RSIM Co."), a Delaware limited liability company, is the owner of 99.9% of the outstanding beneficial interest in RS Investments. (RS Bayview, Inc. owns 0.1% of the outstanding beneficial interest in RS Investments). G. Randall Hecht, Chairman and Chief Executive Officer of RSIM Co., owns 29% of the membership interest in RSIM Co.; Mr. Paul Stephens, Mr. Andrew P. Pilara, and Mr. James Callinan, portfolio managers of certain of the Funds, own 22%, 15%, and 20%, respectively. The remainder of the membership interests is owned by other employees of RSIM Co. or its affiliates and by other persons otherwise unaffiliated with RSIM Co. Each of Messrs. Callinan, Hecht, Pilara, and Stephens, and Mr. James Foster, employees of RSIM Co. or its affiliates, is a member of the Management Committee of RSIM Co. Mr. Hecht serves as the President and Principal Executive Officer of the Trust.

     Pursuant to the Advisory Agreements, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust's Board of Trustees, and
(i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund's assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreements provide that RS Investments provides all administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund (except in the case of the Diversified Growth, Global Natural Resources, MidCap Opportunities, The Information Age(R), RS Internet Age(TM) and Smaller Company Growth Funds, where such administrative services are furnished by RS Investments pursuant to an Administrative Services Agreement with those Funds, as described in "Administrative Services" below). The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments or any affiliate may provide similar services to other series of the Trust, other investment companies, and other clients, and may engage in other activities.

     Each Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Fund in question or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

     Each of the Advisory Agreements is subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or RS Investments. Each is terminable by RS Investments, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days written notice and will terminate automatically in the event of its assignment.

     Each Advisory Agreement also provides that RS Investments may, at its own expense, delegate certain of its responsibilities under the Agreement to sub-advisors for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds.

     In determining to approve the most recent annual extension of the Funds' Advisory Agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from RS Investments and considered information provided by RS Investments relating to the education, experience, and number of investment professionals and other personnel providing services under the Agreements. The Trustees also took into account the time and attention devoted by senior management of RS Investments to the Funds. The Trustees evaluated the level of skill required to manage the Funds and the human resources devoted by RS Investments to the Fund. The Trustees also considered recent additions to the various portfolio management teams at RS Investments. The Trustees also considered generally the financial condition of RS Investments.

     The Trustees received information during the course of the year concerning the investment philosophy and investment processes applied by RS Investments in managing the Funds. In this connection, the Trustees considered RS Investments' in-house research capabilities as well as other resources available to RS Investments' personnel, including research services available to RS Investments as a result of securities transactions effected for the Funds and other investment advisory clients.

     The Trustees gave substantial consideration to the fees payable under the Advisory Agreements. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds and the profitability to RS Investments of the fees payable to it under the Advisory Agreements.

     The Trustees considered RS Investments' compliance procedures and the firm's compliance generally with its policies regarding personal trading, the treatment of non-public information, maintenance of books and records, and related matters. They also considered information regarding communications to the Funds or RS Investments from shareholders of the Funds.

     The Trustees considered the Funds' long-term and short-term investment performance, the Funds' expense ratios, and portfolio compositions. They received information comparing the Funds' performance records with other similar mutual funds and with appropriate benchmarks. The Trustees also considered RS Investments' brokerage policies and practices and use of soft-dollar credits. The Trustees also considered any litigation relating to the Funds.

MANAGEMENT AND ADMINISTRATIVE FEES

     MANAGEMENT FEES. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreements. The amount of these management fees is calculated daily and payable monthly at fixed annual rates based on the average daily net assets of each Fund.

RECENT MANAGEMENT FEES PAID BY THE FUNDS

                                       MANAGEMENT FEES(1)          REIMBURSEMENT
                                                                   OF EXPENSES(2)
     RS CONTRARIAN VALUE FUND
        Year ended 12/31/00               $1,487,994                         --
        Year ended 12/31/01               $1,195,901                         --
        Year ended 12/31/02                 $634,487                         --

      DIVERSIFIED GROWTH FUND
        Year ended 12/31/00               $6,219,438                         --
        Year ended 12/31/01               $6,281,074                         --
        Year ended 12/31/02               $6,774,390                         --

                                       28

       EMERGING GROWTH FUND
        Year ended 12/31/00              $50,738,233                         --
        Year ended 12/31/01              $28,356,477                         --
        Year ended 12/31/02              $17,195,141                         --

   GLOBAL NATURAL RESOURCES FUND
       Year ended 12/31/00(3)               $318,711                     $5,450
        Year ended 12/31/01                 $308,971                         --
        Year ended 12/31/02                 $298,708                         --

     MIDCAP OPPORTUNITIES FUND
        Year ended 12/31/00               $2,343,393                         --
        Year ended 12/31/01               $1,729,190                         --
        Year ended 12/31/02               $1,138,070                         --

     THE INFORMATION AGE FUND(R)
        Year ended 12/31/00               $3,506,766                         --
        Year ended 12/31/01               $1,439,687                    $19,818
        Year ended 12/31/02                 $737,958                         --

       RS INTERNET AGE FUND(TM)
        Year ended 12/31/00               $2,476,910                         --
        Year ended 12/31/01                 $888,199                         --
        Year ended 12/31/02                 $552,844                         --

   SMALLER COMPANY GROWTH FUND(3)
       Year ended 12/31/00(3)             $1,603,274                     $2,980
       Year ended 12/31/01(3)             $1,271,431                    $30,953
        Year ended 12/31/02               $1,448,970                    $19,931

                                       29

           PARTNERS FUND
       Year ended 12/31/00(3)               $291,398                    $49,615
       Year ended 12/31/01(3)               $954,469                    $81,277
       Year ended 12/31/02(3)             $1,163,466                 $43,912.51

        VALUE + GROWTH FUND
        Year ended 12/31/00               $6,114,162                         --
        Year ended 12/31/01               $3,785,990                    $53,583
        Year ended 12/31/02               $2,306,969                         --

          (1) Before giving effect to any reimbursement or waiver by RS Investments.

          (2) Includes amount of management fees waived or reimbursed by RS Investments plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund.

          (3) Management fees include amounts recovered during the year shown in respect of expenses of the Funds previously borne by RS Investments. Amounts recovered were as follows:

         2000
         ----
         Smaller Company Growth Fund -- $83,975
         Global Natural Resources Fund -- $46,297
         The Partners Fund -- $11,710

         2001
         ----
         Smaller Company Growth Fund -- $24,054
         The Partners Fund -- $20,192

         2002
         ----
         Smaller Company Growth Fund -- $53,865
         RS Partners Fund -- $63,692

RECENT SUB-ADVISORY FEES PAID BY RS INVESTMENTS

                                             AMOUNT
--------------------------------------   -------------
   RS Contrarian Value Fund* (to
        EASTBOUND CAPITAL)

Year ended 12/31/00                         $87,415
Year ended 12/31/01                         $51,744
Year ended 12/31/02                            --

 The Information Age Fund(R)** (TO
     ELIJAH ASSET MANAGEMENT)
Year ended 12/31/00                        $1,841,052
Year ended 12/31/01                         $384,161
Year ended 12/31/02                            --

 Value + Growth Fund** (to ELIJAH
         ASSET MANAGEMENT)
Year ended 12/31/00                        $3,209,935
Year ended 12/31/01                         $975,301
Year ended 12/31/02                            --

* The sub-advisory agreement with Eastbourne Capital Management terminated in December, 2001.

** The sub-advisory agreement with Elijah Asset Management terminated in July, 2001.


     ADMINISTRATIVE SERVICES. The Diversified Growth Fund, Global Natural Resources Fund, RS Internet Age Fund(TM), MidCap Opportunities Fund, The Information Age Fund(R) and Smaller Company Growth Fund have entered into an Administrative Services Agreement with RS Investments, pursuant to which RS Investments continuously provides business management services to the Funds and generally manages all of the business and affairs of the Funds, subject to the general oversight of the Trustees. No fees are payable by these Funds under the Administrative Services Agreement.

     The Administrative Services Agreement is subject to annual approval by (i) the Board of Trustees, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The Administrative Services Agreement may be terminated without penalty, by the Trust or by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected Fund, on 30 days notice to RS Investments.

     The Trust, on behalf of each Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc., the Fund's distributor), pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Funds. For its services under the Agreement, PFPC has the right to receive fees from each Fund at the following annual rates:

     Asset-Based Sub-Administrative Service Fee (subject to applicable waivers/caps described below):

     .03% of each Fund's average daily net assets.

     Payment of these fees is subject to the following waiver and cap provisions:

     PFPC has waived the sub-administrative service fee for Funds with average net assets of less than $50 million and has capped the service fees at certain other asset levels as follows:

     .01% of the average daily net assets of each Fund with average net assets between $50 and $100 million;

     and

     .02% of the average daily net assets of each Fund with average net assets between $100 and $200 million.

     The full sub-administration asset based fee will be charged for Funds with average net assets in excess of $200 million.

     The table below states the total dollar amount in sub-administration service fees paid by each Fund to PFPC for each of the last three years.

                                         2000            2001           2002
                                         ----            ----           ----
Diversified Growth Fund                 $186,583        $188,432       $203,231
Emerging Growth Fund                    $948,573        $612,847       $434,055
The Information Age Fund(R)             $105,202         $43,190        $22,138
Internet Age Fund(TM)                    $59,446         $21,316        $13,268
MidCap Opportunities Fund                $70,301         $51,875        $34,142
Smaller Company Growth Fund              $36,463         $29,937        $33,960
Value + Growth Fund                     $183,424        $113,579        $69,209
RS Contrarian Value Fund                 $29,759         $23,918        $19,034
Global Natural Resources Fund             $8,173          $9,269         $8,961
Partners Fund                             $6,712         $22,422        $27,829

Accounting Service Fees:

     Asset-based fees:

     .085% of each Fund's first $350 million of average daily net assets; .060% of each Fund's next $300 million of such assets;
     .035% of each Fund's next $250 million of such assets; and .020% of each Fund's next $900 million of such assets.

     Minimum monthly fee:

     The minimum monthly fee shall be $5,683 for each Fund, exclusive of outside pricing service fees and out-of-pocket expenses.

     PFPC has capped the asset-based accounting service fees at certain other asset levels as follows:

     .02% of the average daily net assets of each Fund with average net assets of less than $50 million;

     .035% of the average daily net assets of each Fund with average net assets between $50 and $75 million;
     .075% of the average daily net assets of each Fund with average net assets between $75 and $100 million;
     and
     .080% of the average daily net assets of each Fund with average net assets between $100 and $300 million.

     Additionally, PFPC will waive 100% of its minimum fee for Funds existing as of December 1, 1999.

     Effective January 1, 2002, PFPC agreed to cap all accounting and sub-administrative asset based and minimum fees at .07%.

     The greater of the adjusted monthly minimum fee or the corresponding asset-based fee or account charges will be accrued on a monthly basis. In addition, if asset-based fees for fund accounting and sub-administration exceed minimums, full minimum will begin to be charged.

     The table below states the total dollar amount of accounting fees paid by each Fund to PFPC for each of the last three years.

                                         2000            2001           2002
                                         ----            ----           ----
Diversified Growth Fund                   $459,918      $465,138       $480,771
Emerging Growth Fund                    $1,242,325      $902,496       $725,945
The Information Age Fund(R)               $293,910      $123,786        $66,762
Internet Age Fund(TM)                     $172,350       $62,993        $41,582
MidCap Opportunities Fund                 $202,549      $150,654       $101,320
Smaller Company Growth Fund               $108,096       $88,207       $101,097
Value + Growth Fund                       $454,091      $312,217       $200,418
RS Contrarian Value Fund                   $89,494       $70,992        $56,940
Global Natural Resources Fund              $25,916       $28,721        $28,520
Partners Fund                              $21,199       $65,946        $82,003

     In addition, PFPC has agreed to waive all asset-based and minimum sub-administration and accounting fees for Funds that commenced (or will commence) operations on or after December 1, 1999 on the first $75 million in net assets of such Funds, excluding out-of-pocket expenses. RS Investment Trust has agreed to reimburse PFPC for its out-of-pocket expenses incurred on the Funds' behalf. Out of pocket expenses are billed as incurred.

EXPENSES

     Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid to PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the "Distributor"), the Trust's distributor, under the Funds' 12b-1 Plan, fees paid to members of the Board of Trustees who are not officers, directors, stockholders, or employees of RS Investments or the Distributor, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Investment decisions for the Funds and for the other investment advisory clients of RSIM, L.P. and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RS Investments' opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investments employs a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

     Transactions on U.S. stock exchanges and NASDAQ, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, RS Investments receives brokerage and research services and other similar services from many broker-dealers with which it places a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by RS Investments' managers and analysts. Where the services referred to above are not used exclusively by RS Investments for research purposes, RS Investments, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to RS Investments and its affiliates in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because RS Investments or its affiliates receive these services even though RS Investments might otherwise be required to purchase some of these services for cash.

     RS Investments places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. RS Investments seeks the best overall terms available for the Funds, except to the extent RS Investments may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, RS Investments, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, RS Investments may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to RS Investments an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. RS Investments' authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

     The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds' portfolio managers in response to market conditions, and not reflective of a material change in investment strategy. In July 2001 the Subadvisory Agreement with Elijah Asset Management LLC with respect to the Information Age Fund(R) and the Value + Growth Fund expired, and RS Investments began to manage each Fund's assets directly. The brokerage commissions for these Funds have increased in recent periods as a result of the change in the portfolio management of the Funds.

                                              FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
                                             ENDED 12/31/02         ENDED 12/31/01        ENDED 12/31/00
                                             --------------         --------------        --------------
        RS CONTRARIAN VALUE FUND                $484,666               $425,520               $512,922

        DIVERSIFIED GROWTH FUND               $15,191,227            $13,812,612             $4,022,430

          EMERGING GROWTH FUND                $16,638,736            $18,859,114             $3,121,898

          VALUE + GROWTH FUND                  $3,701,448             $1,765,827              $910,311

     GLOBAL NATURAL RESOURCES FUND              $378,780               $329,546               $332,344

       MIDCAP OPPORTUNITIES FUND               $2,652,200             $7,087,438             $1,917,795

         INFORMATION AGE FUND(R)               $1,377,507              $892,448               $566,026

         RS INTERNET AGE FUND(TM)               $827,375              $1,441,280              $179,789

      SMALLER COMPANY GROWTH FUND              $1,695,086             $1,302,658               $50,292

             PARTNERS FUND                     $1,476,757             $1,084,081              $158,945

     Of the amounts shown above for the fiscal year ended December 31, 2002, brokerage commissions were paid by the Funds to brokers who provided research services or other services to RS Investments in the following amounts: RS Contrarian Value Fund: $260,116; The Diversified Growth Fund: $3,419,219; The Emerging Growth Fund: $3,063,629; The Value + Growth Fund: $2,131,259; The Global Natural Resources Fund: $195,727; The MidCap Opportunities Fund:
$1,208,984; The Information Age Fund(R): $301,312; The Internet Age Fund(TM):
$154,356; The Partners Fund: $609,777; The Smaller Company Growth Fund:
$149,064.

     During fiscal 2002, the following Funds acquired securities of their regular brokers or dealers, as follows, together with the values of such securities, if any, held at December 31, 2002:

               FUND                         VALUE AT DECEMBER 31, 2002
               ----                         --------------------------
      DIVERSIFIED GROWTH FUND
     Friedman Billings Ramsey                       $3,363,984

       EMERGING GROWTH FUND
            Legg Mason                             $15,459,990

                          THE FUNDS' DISTRIBUTION PLAN

     Each of the Funds has adopted a Distribution Plan under Rule 12b-l of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay distribution fees to the Distributor for services the Distributor renders and costs and expenses it incurs in connection with the promotion and distribution of the Fund's shares, at an annual rate of up to 0.25% of the Fund's average daily net assets. Such expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Fund and payments to dealers, financial institutions, advisors, or other firms. They may also include the Distributor's overhead expenses attributable to the distribution of the Fund's shares, which may include, for example, expenses for office space, communications, and salaries of the Distributor's personnel, and any other of the Distributor's expenses attributable to the distribution of the Fund's shares. The Plan is a "compensation" plan.

     The Distributor retains from amounts paid to it under the Plan $8,000 a month in compensation for its services as distributor. The Distributor also currently makes payments, from amounts paid to it under the Plan, to dealers, financial institutions, advisers, and other firms in respect of shareholder accounts in each of the Funds. Amounts paid by the Distributor to such dealers and other firms generally include an amount intended to compensate the dealers and other firms for shareholder services they provide in respect of their clients' investments in the Funds. In addition to amounts paid under the Plan, each Fund makes payments to or for the account of the Distributor or RS Investments, pursuant to procedures approved by the Trustees, in an amount estimated to equal the savings to the Fund in transfer agency and similar fees and charges resulting from the services provided by such dealers and other firms to their clients (the "Services Reimbursement").

     RS Investments and its affiliates provide certain services in respect of the promotion of the shares of the Funds. The Distributor causes to be paid to RS Investments any amounts paid to it under the Plan, and any Services Reimbursement, after payment by the Distributor of all amounts described in the preceding paragraph and the retention by it of its compensation.

RECENT PAYMENTS UNDER THE FUNDS' DISTRIBUTION PLAN AND RECENT SERVICES REIMBURSEMENTS.

                                            PAYMENTS UNDER
                                              THE FUNDS'                SERVICES
                                           DISTRIBUTION PLAN         REIMBURSEMENTS
                                           -----------------         --------------
RS CONTRARIAN VALUE FUND
Year ended 12/31/00                              $247,999                $69,320
Year ended 12/31/01                              $199,317                $50,996
Year ended 12/31/02                              $158,622                $41,016

DIVERSIFIED GROWTH FUND
Year ended 12/31/00                            $1,554,859               $889,328
Year ended 12/31/01                            $1,570,268               $963,135
Year ended 12/31/02                            $1,693,598             $1,119,050

                                       36

EMERGING GROWTH FUND
Year ended 12/31/00                           $12,684,558             $5,071,389
Year ended 12/31/01                            $7,089,119             $3,460,256
Year ended 12/31/02                            $4,298,785             $2,807,941

GLOBAL NATURAL RESOURCES FUND
Year ended 12/31/00                               $68,114                $39,468
Year ended 12/31/01                               $77,243                $42,691
Year ended 12/31/02                               $74,677                $37,759

MIDCAP OPPORTUNITIES FUND
Year ended 12/31/00                              $585,848               $122,455
Year ended 12/31/01                              $432,297               $105,304
Year ended 12/31/02                              $284,518                $84,572

THE INFORMATION AGE FUND(R)
Year ended 12/31/00                              $876,691               $192,701
Year ended 12/31/01                              $359,922               $127,271
Year ended 12/31/02                              $184,490                $92,432

RS INTERNET AGE FUND(TM)
Year ended 12/31/00                              $495,382               $259,666
Year ended 12/31/01                              $177,640               $104,260
Year ended 12/31/02                              $110,569                $78,260

SMALLER COMPANY GROWTH FUND
Year ended 12/31/00                              $303,860                $81,507
Year ended 12/31/01                              $249,475                $83,369
Year ended 12/31/02                              $283,007                $97,671

PARTNERS FUND
Year ended 12/31/00                               $55,938                $24,835
Year ended 12/31/01                              $186,855                $84,322
Year ended 12/31/02                              $231,910               $113,028

VALUE + GROWTH FUND
Year ended 12/31/00                            $1,528,541               $271,220
Year ended 12/31/01                              $946,498               $225,530
Year ended 12/31/02                              $576,742               $162,347

PAYMENTS TO RS INVESTMENTS

     The following table shows amounts paid in the periods indicated to RS Investments from amounts received by the Distributor under the Plan and from Services Reimbursements made during those periods.

FUND                              TOTAL IN 2002     TOTAL IN 2001     TOTAL IN 2000
----                              -------------     -------------     -------------
RS Contrarian Value Fund            $117,112             $151,970          $191,515
Diversified Growth Fund             $676,250             $709,386          $755,239
Emerging Growth Fund               $2,079,085          $2,959,370        $4,548,555
Global Natural Resources Fund        $27,866              $30,138           $28,539
MidCap Opportunities Fund           $110,332             $156,317          $191,026
The Information Age Fund(R)         $106,387             $169,782          $275,546

                                       37

Internet Age Fund(TM)                $98,893             $137,064          $319,130
Smaller Company Growth Fund         $149,190             $107,129          $155,790
Partners Fund                        $99,934              $84,993           $31,825
Value + Growth Fund                 $319,247             $471,844          $667,647

                        HOW NET ASSET VALUE IS DETERMINED

     Each Fund determines the net asset value per share once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange"). The Exchange is closed Saturdays, Sundays, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving, and Christmas.

     Securities for which market quotations are readily available are valued using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), at the mean between the closing bid and asked prices, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. In the case of securities traded primarily on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the NASDAQ official closing price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks and certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Fund are restricted as to resale, their fair value is determined in accordance with the guidelines and procedures adopted by the Trust's Board of Trustees. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

                                      TAXES

     Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than those of the U.S. Government or other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, the excess of net long-term capital gains over net short-term capital losses, and its net tax-exempt income.

     If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, a Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the shareholder.

     With respect to investment income and gains received by a Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. Thus, a Fund's yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

     If more than 50% of a Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     Investments by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market or to treat the passive foreign investment company as a "qualified electing fund."

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     A Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     If a Fund makes a distribution to shareholders in excess of its current accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares held by the shareholder will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual's taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification. The back-up withholding tax rate is 28% for amounts paid through 2010. The back-up withholding tax rate will be 31% for amounts paid after December 31, 2010.

     Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on a Fund's distributions from its taxable income (other than Capital Gain Dividends), unless the tax is reduced or eliminated by an applicable tax treaty. To claim such treaty benefits, the foreign shareholder must certify in advance of payments its eligibility under applicable Internal Revenue Service procedures. Capital Gain Dividends, if any, received by such shareholders and any gain from the sale or other disposition of shares of a Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in a Fund.

     Under recently promulgated Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds. Statements as to the tax status of distributions will be mailed annually.

                          HOW PERFORMANCE IS DETERMINED

STANDARDIZED PERFORMANCE INFORMATION

     Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return of that class of shares during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

     At times, RS Investments may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such fee reduction or assumption of expenses would increase the Fund's total return during the period of the fee reduction or assumption of expenses.

     All data are based on past performance and do not predict future results.

PERFORMANCE INFORMATION

     Yield and total return data for a Fund's shares may from time to time be included in advertisements about the Funds. A Fund's "yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. "Total return" for one-, five-, and ten-year periods, and for the life of a Fund, through the most recent calendar quarter represents the average annual compounded rate of return (or, in the case of a period of one year or less, the actual rate of return) on an investment of $1,000 in the Fund's shares. Total return may also be presented for other periods. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Fund's performance may be compared to various indices. Information may be presented in advertisements about a Fund describing the background and professional experience of RS Investments or any portfolio manager.

     All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's investments expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

     The average annual total returns, returns after taxes on distributions, and returns after taxes on distributions and sale of Fund shares for each of the Funds for the periods indicated through December 31, 2002 are set forth below. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account).

                                                                                                    RETURN
                                                                                                  AFTER TAXES
                                                                              RETURN           ON DISTRIBUTIONS
                                                              TOTAL         AFTER TAXES           AND SALE OF
                                                              RETURN     ON DISTRIBUTIONS         FUND SHARES
                                                              ------     ----------------         -----------
RS CONTRARIAN VALUE FUND

Year ended December 31, 2002                                   1.38%           1.38%                 0.85%

                                       42

Five years ended  December 31, 2002                           (0.91)%         (1.21)%               (0.80)%

From inception (6/30/93) through December 31, 2002             1.32%           1.02%                 0.99%

DIVERSIFIED GROWTH FUND

Year ended December 31, 2002                                 (39.12)%        (39.12)%              (24.02)%

Five years ended December 31, 2002                             5.69%           3.66%                 4.10%

From inception (8/1/96) through December 31, 2002             12.42%           9.85%                 9.44%

EMERGING GROWTH FUND

Year ended December 31, 2002                                 (40.16)%        (40.16)%              (24.66)%

Five years ended December 31, 2002                             3.36%           2.28%                 2.56%

Ten years ended December 31, 2002                              9.00%           6.35%                 6.36%

GLOBAL NATURAL RESOURCES FUND

Year ended December 31, 2002                                  17.04%          17.04%                10.46%

Five Years ended December 31, 2002                             3.52%           3.42%                 2.82%

From inception (11/15/95) through December 31, 2002            4.91%           4.76%                 3.97%

MIDCAP OPPORTUNITIES FUND

Year ended December 31, 2002                                 (26.41)%        (26.41)%              (16.22)%

Five years Ended December 31, 2002                             0.67%          (3.40)%               (0.49)%

From inception (7/12/95) through December 31, 2002             7.90%           3.89%                 5.31%

INFORMATION AGE FUND(R)

Year ended December 31, 2002                                 (48.04)%        (48.04)%              (29.50)%

Five years ended December 31, 2002                            (1.99)%         (3.53)%               (0.35)%

From inception (11/15/95) through December 31, 2002            1.75%           0.30%                 2.18%

RS INTERNET AGE FUND(TM)

Year ended December 31, 2002                                 (43.23)%        (43.23)%              (26.54)%

From inception (12/1/99) to December 31, 2002                (30.40)%        (30.40)%              (22.18)%

                                       43

SMALLER COMPANY GROWTH FUND

Year ended December 31, 2002                                 (39.07)%        (39.91)%              (23.96)%

Five years ended December 31, 2002                             1.42%           0.53%                 1.21%

From inception (8/15/96) through December 31, 2002             7.00%           6.27%                 5.84%

PARTNERS FUND

Year ended December 31, 2002                                   1.23%           1.15%                 0.82%

Five Years Ended December 31, 2002                             3.19%           2.67%                 2.36%

From inception (7/12/95) through December 31, 2002            10.11%           9.41%                 8.17%

VALUE + GROWTH

Year ended December 31, 2002                                 (27.53)%        (27.53)%              (16.91)%

Five years ended December 31, 2002                            (3.45)%         (5.32)%               (2.30)%

From inception (5/12/92) through December 31, 2002             9.24%           7.43%                 7.90%

NON-STANDARDIZED TOTAL RETURN INFORMATION

     From time to time, a Fund may present non-standardized total return information, in addition to standardized performance information, which may include such results as the growth of a hypothetical $10,000 investment in the Fund's shares, and cumulative total return. Cumulative total return is calculated in a similar manner to average annual total return, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

INDICES AND PUBLICATIONS

     A Fund may compare its performance with that of appropriate indices such as the Standard & Poor's Composite Index of 500 stocks ("S&P 500"), Standard & Poor's MidCap 400 Index ("S&P 400"), the NASDAQ Industrial Index, the NASDAQ Composite Index, Russell 2000 Index, or other unmanaged indices so that investors may compare such results with those of a group of unmanaged securities. The S&P 500, the S&P 400, the NASDAQ Industrial Index, the NASDAQ Composite Index, and the Russell 2000 Index are unmanaged groups of common stocks traded principally on national securities exchanges and the over the counter market, as the case may be. A Fund may also, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper Analytical Services, Inc., Morningstar Mutual Funds, Forbes, Money, and Business Week.

     In addition, one or more portfolio managers or other employees of RS Investments may be interviewed by print media, such as THE WALL STREET JOURNAL or BUSINESS WEEK, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

                             ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN

     National Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds' transfer agent and dividend-paying agent ("Transfer Agent"). PFPC Trust Company ("PFPC Trust"), 760 Moore Road, King of Prussia, PA 19406, serves as the Funds' custodian ("Custodian"). The Custodian and subcustodians hold the securities in the Funds' portfolios and other assets for safekeeping. The Transfer Agent and Custodian do not participate in making investment decisions for the Funds.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, are the Trust's independent accountants, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

LEGAL COUNSEL

     Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investor Services, Inc. ("Fitch").

S&P'S RATINGS

AAA: Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated `A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated `BB,' `B,' `CCC,' `CC,' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB: Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B: Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC: Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC: The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C: The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating `CI' is reserved for income bonds on which no interest is being paid.

D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rate in the

`AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than the "AAA," "DDD," "DD," or "D" categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

                              FINANCIAL STATEMENTS

The financial statements, financial highlights, and reports of independent accountants included in the Annual Report for the Funds' fiscal year ended December 31, 2002 and filed electronically on February 21, 2003 (File No. 811-5159; Accession No. 0000935069-03-000150) are incorporated by reference into this Statement of Additional Information.